UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02405

Name of Fund:	BlackRock Sustainable Balanced Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Sustainable Balanced Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 05/31/2023

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2023

2023 Annual Report

•  BlackRock Sustainable Balanced Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended May 31, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced, while emerging market stocks declined substantially, pressured by higher interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the Fed is likely to keep rates high for an extended period to get inflation under control. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt. Resolution of the debt ceiling standoff late in the period eliminated one source of uncertainty, but the relatively modest spending cuts won’t move the needle on the government’s substantial debt burden.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. While we are neutral on credit overall amid tightening credit and financial conditions, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	3.33%	2.92%

U.S. small cap equities (Russell 2000® Index)	(6.53)	(4.68)

International equities (MSCI Europe, Australasia, Far East Index)	6.89	3.06

Emerging market equities (MSCI Emerging Markets Index)	(0.37)	(8.49)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.16	3.16

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.78	(3.65)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.00	(2.14)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.94	0.49

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.01	0.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2023	BlackRock Sustainable Balanced Fund, Inc.

Investment Objective

BlackRock Sustainable Balanced Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes outperformed its blended reference benchmark (60% MSCI All Country World Index/ 40% Bloomberg U.S. Aggregate Bond Index) with the exception of its Investor C shares, which underperformed.

What factors influenced performance?

Tactical asset class positioning was the most significant contributor to relative performance, as the Fund had underweight positioning to U.S. duration as the Fed’s substantial monetary policy tightening during the period led to a selloff in rate-sensitive investments. Security selection within equities also contributed to performance, driven by strong performance from sentiment and quality insights.

Conversely, the Fund’s underlying fixed-income security selection strategy was a modest detractor from relative performance, driven by yield curve positioning within U.S. rates and credit selection. Within the equity security selection strategy, traditional fundamental insights tracking price, sales, and other financial statement metrics proved overly defensive in early 2023 and detracted from performance over the period in the aggregate.

The Fund held derivatives during the period as part of its investment strategy. The Fund uses derivatives as a means to hedge and/or take outright views on equities and interest rates. Derivatives held to express active asset allocation views contributed to performance during the period. At period end, the Fund held approximately 6% in unencumbered cash, given the Fund’s underweight duration stance. A preference for cash versus fixed income contributed to returns, particularly in 2022 given the significant selloff in bond markets.

Describe recent portfolio activity.

The Fund entered the period with an overweight to equities, expressed via an overweight position in Japanese equities, and an underweight to U.S. duration. Broadly, overweight equity and underweight duration positioning persisted throughout the period. The Fund did close some of its underweight to U.S. duration in September 2022, as market pricing in short-dated US duration moved to price in tighter financial conditions. The Fund also closed its overweight position in Japanese equities in favor of shifting to an overweight allocation to U.S. equities, which were attractively priced given underperformance versus developed-market peers for several quarters. Later in the period, the Fund moved from an S&P 500 overweight to a U.S. value overweight in February 2023, given the view that value stocks could perform better in a higher-rate environment. The Fund also added an overweight to the euro currency in March 2023, as persistently high inflation readings necessitated further rate hikes by the European Central Bank. Pricing dislocations in the wake of the failure of SVB Financial allowed the Fund to take advantage of opportunities in Japanese equities as well.

Describe portfolio positioning at period end.

The Fund ended the period with an overweight allocation in equities, expressed through its U.S. equity holdings, and underweight fixed income versus its blended benchmarks. The Fund’s positioning reflected recent increases in U.S. equity exposure and underweighting of the U.S. dollar. A reversal of globalization trends from past decades, an unconstrained suspension of the debt ceiling, an emphasis on energy security and the green transition, the need for continued defense spending, and an upcoming U.S. election have all coalesced to increase fiscal policymakers’ desire to provide continued economic stimulus. We believe that the Fed’s recent pause reveals an unstated preference to prioritize fiscal sustainability over price stability by keeping discount rates below economic growth rates. As such, we believe there is increasing evidence that the era of monetary dominance in the 2010s has shifted to a period of fiscal dominance in the early 2020s. The Fund is positioned for this combination of impulses, which should act as an ongoing tailwind to broader equity markets given strength in nominal growth in gross domestic product, and as a headwind to the U.S. dollar and long-dated U.S. government bonds as relatively dovish Fed policies at a time of above-target inflation should push the U.S. currency lower and cause markets to price in higher future inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Sustainable Balanced Fund, Inc.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in senior fixed income securities, such as U.S. government debt securities, corporate debt securities, and mortgage-backed and asset-backed securities. The Fund’s total returns for the period prior to April 8, 2022 are the returns of the Fund when it followed different investment strategies and investment processes under the name BlackRock Balanced Capital Fund, Inc.

(c)	Bloomberg U.S. Aggregate Bond Index, a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
(d)	A customized weighted index comprised of the returns of the MSCI All Country World Index (60%) and Bloomberg U.S. Aggregate Bond Index (40%).
(e)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	0.83%	N/A	7.01%	N/A	8.09%	N/A
Investor A	0.63	(4.65)%	6.74	5.59%	7.79	7.21%
Investor C	(0.18)	(1.13)	5.93	5.93	7.13	7.13
Class K	0.91	N/A	7.07	N/A	8.12	N/A
Class R	0.24	N/A	6.34	N/A	7.41	N/A

60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index	(0.12)	N/A	4.68	N/A	5.44	N/A
Bloomberg U.S. Aggregate Bond Index	(2.14)	N/A	0.81	N/A	1.39	N/A
MSCI All Country World Index	0.85	N/A	6.77	N/A	7.82	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in senior fixed income securities, such as U.S. government debt securities, corporate debt securities, and mortgage-backed and asset-backed securities. The Fund’s total returns for the period prior to April 8, 2022 are the returns of the Fund when it followed different investment strategies and investment processes under the name BlackRock Balanced Capital Fund, Inc.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2023 (continued)	BlackRock Sustainable Balanced Fund, Inc.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$1,029.30	$2.86		$1,000.00	$1,022.11	$2.82		0.56%
Investor A	1,000.00	1,028.10	4.14		1,000.00	1,020.85	4.13		0.82
Investor C	1,000.00	1,024.50	8.00		1,000.00	1,017.03	8.00		1.59
Class K	1,000.00	1,029.70	2.56		1,000.00	1,022.41	2.57		0.51
Class R	1,000.00	1,026.00	6.07		1,000.00	1,018.94	6.04		1.20

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Apple Inc.	3.1%
Microsoft Corp.	2.6
NVIDIA Corp.	1.3
Amazon.com, Inc.	1.0
U.S. Treasury Notes, 2.50%, 03/31/2027	2.2
U.S. Treasury Bonds, 2.25%, 02/15/2052	1.4
U.S. Treasury Bonds, 1.13%, 05/15/2040	1.0
U.S. Treasury Notes, 2.38%, 05/15/2029	1.0
U.S. Treasury Notes, 1.88%, 02/15/2032	1.0
iShares Russell 1000 Value ETF	1.9

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(b)

Common Stocks	57.7%
Corporate Bonds	20.9
U.S. Treasury Obligations	10.2
U.S. Government Sponsored Agency Securities	8.8
Investment Companies	2.2
Preferred Securities	0.2

(a)	Excludes short-term securities.
(b)	Total investments exclude short-term securities and TBA sale commitments.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
Aerospace Industrial Development Corp.	58,000	$104,419
Axon Enterprise, Inc.(a)	4,658	898,575
BAE Systems PLC	40,820	471,779
Saab AB, Class B	27,581	1,503,865
Thales SA	5,627	784,311

		3,762,949

Air Freight & Logistics — 0.2%
CJ Logistics Corp.	7,285	447,545
Hyundai Glovis Co. Ltd.	616	78,370
JD Logistics, Inc.(a)(b)	20,800	33,274
Nippon Express Holdings, Inc.	3,800	213,067
United Parcel Service, Inc., Class B	9,416	1,572,472

		2,344,728

Automobile Components — 0.1%
BorgWarner, Inc.	27,774	1,231,221
Fuyao Glass Industry Group Co. Ltd., Class H(b)	15,600	56,812
HL Mando Co. Ltd.	1,057	38,350
Hyundai Mobis Co. Ltd.	697	117,006
Hyundai Wia Corp.	871	40,208
Lear Corp.	3,618	443,784
Tong Yang Industry Co. Ltd.	12,000	19,279
Valeo	4,123	79,343
Visteon Corp.(a)	313	41,811

		2,067,814

Automobiles — 1.7%
Bayerische Motoren Werke AG	6,195	675,598
BYD Co. Ltd., Class A	141,100	5,052,103
BYD Co. Ltd., Class H	22,500	679,443
Ford Motor Co.	169,905	2,038,860
Geely Automobile Holdings Ltd.	502,000	584,827
General Motors Co.	94,990	3,078,626
Great Wall Motor Co. Ltd., Class H	105,500	108,435
Mercedes-Benz Group AG, Class N	91,414	6,833,523
Renault SA	3,243	108,925
Tesla, Inc.(a)	32,175	6,561,448
Yadea Group Holdings Ltd.(b)	70,000	139,508
Yamaha Motor Co. Ltd.	1,900	46,745

		25,908,041

Banks — 3.1%
ABN AMRO Bank NV, CVA(b)	4,079	59,593
Banco Bilbao Vizcaya Argentaria SA	369,840	2,431,583
Banco do Brasil SA	14,890	131,516
Bancolombia SA	6,422	40,119
Bank Central Asia Tbk PT	2,244,700	1,354,514
Bank Negara Indonesia Persero Tbk PT	213,100	128,545
Bank of America Corp.	267,177	7,424,849
Bank of Nova Scotia	44,792	2,163,544
Bank Polska Kasa Opieki SA	9,895	225,248
Bank Rakyat Indonesia Persero Tbk PT	1,163,400	432,306
Barclays PLC	229,532	433,488
BAWAG Group AG(b)	4,985	217,638
Chang Hwa Commercial Bank Ltd.	45,000	26,337
China Merchants Bank Co. Ltd., Class H	95,000	441,764
Citigroup, Inc.	50,403	2,233,861
Commonwealth Bank of Australia	344	21,625
CTBC Financial Holding Co. Ltd.	50,000	39,478
DBS Group Holdings Ltd.	7,200	161,209
DNB Bank ASA	100,460	1,682,900
E.Sun Financial Holding Co. Ltd.	146,926	123,677

Security	Shares	Value

Banks (continued)
First Financial Holding Co. Ltd.	37,000	$33,808
Grupo Financiero Banorte SAB de CV, Class O	77,276	620,951
Hana Financial Group, Inc.	4,797	149,642
Industrial & Commercial Bank of China Ltd., Class H	189,000	100,934
ING Groep NV	169,215	2,084,913
Intesa Sanpaolo SpA	1,056,303	2,453,216
Israel Discount Bank Ltd., Class A	9,080	43,744
JPMorgan Chase & Co.	5,391	731,613
KakaoBank Corp.	3,365	66,369
KB Financial Group, Inc.	4,915	177,240
Lloyds Banking Group PLC	44,256	24,384
Mediobanca Banca di Credito Finanziario SpA	35,738	395,035
Mitsubishi UFJ Financial Group, Inc.	64,800	430,906
Mizuho Financial Group, Inc.	57,900	851,123
National Australia Bank Ltd.	262,357	4,418,838
NatWest Group PLC	335,456	1,086,939
Postal Savings Bank of China Co. Ltd., Class H(b)	51,000	32,044
Raiffeisen Bank International AG(a)	69,793	1,026,250
Shanghai Commercial & Savings Bank Ltd.	16,099	23,650
Shinhan Financial Group Co. Ltd.	2,859	75,327
Société Générale SA	65,065	1,514,744
Swedbank AB, A Shares	152,218	2,338,572
Taiwan Cooperative Financial Holding Co. Ltd.	108,000	98,172
Truist Financial Corp.	6,999	213,259
U.S. Bancorp	49,077	1,467,402
UniCredit SpA	76,816	1,481,187
Westpac Banking Corp.	328,990	4,416,246

		46,130,302

Beverages — 1.5%
Ambev SA	97,043	275,063
Arca Continental SAB de CV	15,516	156,835
Budweiser Brewing Co. APAC Ltd.(b)	274,800	691,463
China Resources Beer Holdings Co. Ltd.	14,000	88,376
Coca-Cola Co.	146,371	8,732,494
Coca-Cola Femsa SAB de CV	32,982	273,399
PepsiCo, Inc.	48,574	8,857,469
Pernod Ricard SA	13,075	2,832,292
Remy Cointreau SA	483	74,475
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	3,600	106,479
Suntory Beverage & Food Ltd.	3,400	125,058
Tsingtao Brewery Co. Ltd., Class H	6,000	51,657

		22,265,060

Biotechnology — 0.9%
3SBio, Inc.(b)	295,000	298,820
AbbVie, Inc.	22,224	3,066,023
Akeso, Inc., Class B(a)(b)	7,000	31,178
Amgen, Inc.	9,191	2,027,994
BeiGene Ltd.(a)	2,500	42,494
Biogen, Inc.(a)	644	190,888
Celltrion, Inc.	458	59,018
CSL Ltd.	4,649	925,878
Genmab A/S(a)	2,015	793,219
Gilead Sciences, Inc.	22,234	1,710,684
Incyte Corp.(a)	9,445	581,340
Innovent Biologics, Inc.(a)(b)	59,500	279,147
Moderna, Inc.(a)	1,220	155,806
Neurocrine Biosciences, Inc.(a)	1,756	157,215
PharmaEngine, Inc.	13,000	39,265
PharmaEssentia Corp.(a)	1,000	11,377
Regeneron Pharmaceuticals, Inc.(a)	1,421	1,045,231

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Shanghai Junshi Biosciences Co. Ltd., Class H(a)(b)	21,400	$69,708
Vertex Pharmaceuticals, Inc.(a)	5,020	1,624,321

		13,109,606

Broadline Retail — 1.7%
Alibaba Group Holding Ltd.(a)	296,100	2,946,900
Amazon.com, Inc.(a)	121,765	14,682,424
eBay, Inc.	139,809	5,947,475
Etsy, Inc.(a)	4,516	366,022
JD.com, Inc., Class A	27,350	445,575
Magazine Luiza SA(a)	27,044	20,256
MercadoLibre, Inc.(a)	450	557,550
momo.com, Inc.	2,000	45,341
Poya International Co. Ltd.	4,000	69,306
Shinsegae, Inc.	720	107,205
Woolworths Holdings Ltd.	7,666	23,157

		25,211,211

Building Products — 0.1%
Assa Abloy AB, Class B	15,081	335,386
Belimo Holding AG, Registered Shares	709	324,028
Lennox International, Inc.	1,219	335,847
Owens Corning	4,492	477,634

		1,472,895

Capital Markets — 1.0%
Bank of New York Mellon Corp.	37,215	1,496,043
Haitong Securities Co. Ltd., Class H	34,400	22,848
Macquarie Group Ltd.	53,417	5,924,843
Moody’s Corp.	628	199,001
S&P Global, Inc.	21,098	7,752,038

		15,394,773

Chemicals — 0.9%
Ashland, Inc.	217	18,419
Clariant AG, Registered Shares	7,432	107,133
CNGR Advanced Material Co. Ltd., Class A	6,200	50,276
Croda International PLC	6,349	481,920
DuPont de Nemours, Inc.	28,450	1,911,555
FMC Corp.	1,682	175,063
Givaudan SA, Registered Shares	352	1,160,186
Hanwha Solutions Corp.(a)	10,347	348,288
Jinan Acetate Chemical Co. Ltd.	6,000	102,707
Kolon Industries, Inc.	826	26,599
LG Chem Ltd.	945	492,505
Mitsubishi Gas Chemical Co., Inc.	30,000	418,136
Nitto Denko Corp.	20,300	1,443,438
Novozymes A/S, B Shares	94,827	4,583,060
Shanghai Putailai New Energy Technology Co. Ltd., Class A	76,705	383,102
SK IE Technology Co. Ltd.(a)(b)	895	59,682
SKC Co. Ltd.	344	24,583
Skshu Paint Co. Ltd., Class A(a)	2,800	35,241
Sumitomo Chemical Co. Ltd.	246,200	733,119
Wacker Chemie AG	1,486	197,936
Weihai Guangwei Composites Co. Ltd., Class A	10,080	41,595

		12,794,543

Commercial Services & Supplies — 0.1%
S-1 Corp.	656	26,852
Tetra Tech, Inc.	5,562	764,608

		791,460

Communications Equipment — 0.4%
Accton Technology Corp.	12,000	137,590
BYD Electronic International Co. Ltd.	11,500	33,475

Security	Shares	Value

Communications Equipment (continued)
Cisco Systems, Inc.	85,819	$4,262,630
Juniper Networks, Inc.	22,374	679,498
Sercomm Corp.	22,000	68,188
Wistron NeWeb Corp.	30,000	85,342
ZTE Corp., Class H	86,800	266,516

		5,533,239

Construction & Engineering — 0.6%
Ackermans & van Haaren NV	1,928	316,389
AECOM	72,871	5,687,582
Daewoo Engineering & Construction Co. Ltd.(a)	33,024	106,694
DL E&C Co. Ltd.	1,022	27,920
Eiffage SA	3,358	358,610
GS Engineering & Construction Corp.	1,578	24,631
Hyundai Engineering & Construction Co. Ltd.	2,055	59,209
JGC Holdings Corp.	12,200	148,216
Stantec, Inc.	50,473	2,922,043

		9,651,294

Construction Materials — 0.0%
Taiwan Cement Corp.	22,000	27,111

Consumer Finance — 0.6%
American Express Co.	45,186	7,164,692
Lufax Holding Ltd., ADR	6,549	8,383
Synchrony Financial	58,467	1,810,138

		8,983,213

Consumer Staples Distribution & Retail — 1.3%
Cia Brasileira de Distribuicao(a)	8,897	28,533
Costco Wholesale Corp.	3,192	1,632,899
Lawson, Inc.	88,700	3,869,276
Marks & Spencer Group PLC(a)	74,188	165,147
Ping An Healthcare and Technology Co. Ltd.(a)(b)	5,600	12,954
Sendas Distribuidora SA	27,772	59,285
Shoprite Holdings Ltd.	11,905	118,039
Target Corp.	1,563	204,644
Tesco PLC	64,491	209,558
Tsuruha Holdings, Inc.	64,600	4,461,732
Walmart, Inc.	56,332	8,273,481

		19,035,548

Diversified Consumer Services — 0.0%
Cogna Educacao(a)	763,256	437,797
New Oriental Education & Technology Group, Inc.(a)	16,300	61,644
YDUQS Participacoes SA	30,184	84,008

		583,449

Diversified Telecommunication Services — 0.2%
Deutsche Telekom AG, Registered Shares	17,320	384,254
Koninklijke KPN NV	119,299	410,418
Nippon Telegraph & Telephone Corp.	80,500	2,287,064
Orange Polska SA	21,546	36,767
Telkom Indonesia Persero Tbk PT	1,260,700	340,370

		3,458,873

Electric Utilities — 0.5%
Acciona SA	3,403	551,546
Centrais Eletricas Brasileiras SA	14,425	100,710
CPFL Energia SA	35,121	210,312
Edison International	27,851	1,880,500
Elia Group SA/NV	1,315	159,145
Enel SpA	329,238	2,072,225
Energisa SA	11,257	97,786
Hydro One Ltd.(b)	55,237	1,574,305
NextEra Energy, Inc.	10,764	790,724

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
SSE PLC	13,791	$323,466
Terna - Rete Elettrica Nazionale	9,118	76,612
Transmissora Alianca de Energia Eletrica SA	8,929	65,613

		7,902,944

Electrical Equipment — 0.9%
ABB Ltd., Registered Shares	193,005	7,049,921
AMETEK, Inc.	6,550	950,208
Bizlink Holding, Inc.	24,613	220,983
Chung-Hsin Electric & Machinery Manufacturing Corp.	16,000	59,484
Contemporary Amperex Technology Co. Ltd., Class A	83,680	2,607,128
Eve Energy Co. Ltd., Class A	29,600	266,924
Guangzhou Great Power Energy & Technology Co. Ltd., Class A(a)	25,200	166,529
Hyundai Electric & Energy System Co. Ltd.	729	26,812
Legrand SA	3,151	298,689
LG Energy Solution Ltd.(a)	1,023	460,992
LS Corp.	495	30,598
LS Electric Co. Ltd.	1,569	75,273
Schneider Electric SE	5,388	932,118
Shenzhen Kstar Science And Technology Co. Ltd., Class A	52,600	287,139
Signify NV(b)	17,331	442,263
Sungrow Power Supply Co. Ltd., Class A	5,600	86,807
Sunwoda Electronic Co. Ltd., Class A	22,900	51,372
Suzhou Maxwell Technologies Co. Ltd., Class A	4,640	103,296
Voltronic Power Technology Corp.	1,000	62,929
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	41,200	29,890

		14,209,355

Electronic Equipment, Instruments & Components — 0.5%
Chroma ATE, Inc.	28,000	211,700
Delta Electronics, Inc.	92,000	944,744
FLEXium Interconnect, Inc.	18,000	57,699
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	87,700	223,879
Keysight Technologies, Inc.(a)	16,161	2,614,850
KH Vatec Co. Ltd.	2,585	40,463
Largan Precision Co. Ltd.	2,000	146,983
LG Innotek Co. Ltd.	146	33,710
Omron Corp.	31,300	1,886,182
Primax Electronics Ltd.	52,000	109,160
Samsung SDI Co. Ltd.	311	168,002
Simplo Technology Co. Ltd.	38,000	382,918
Sinbon Electronics Co. Ltd.	4,000	46,821
Spectris PLC	6,235	285,424
Sunny Optical Technology Group Co. Ltd.	2,400	22,591
Tripod Technology Corp.	6,000	25,070

		7,200,196

Energy Equipment & Services — 0.2%
ChampionX Corp.	1,202	30,362
Helmerich & Payne, Inc.	1,224	37,797
Schlumberger NV	58,147	2,490,436
Tenaris SA	8,679	107,738

		2,666,333

Entertainment — 0.0%
CJ ENM Co. Ltd.(a)	257	14,688
NCSoft Corp.	348	84,124
NetEase, Inc.	1,900	32,317

Security	Shares	Value

Entertainment (continued)
Spotify Technology SA(a)	511	$76,088
Studio Dragon Corp.(a)	800	39,002

		246,219

Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B(a)	12,917	4,147,390
Block, Inc., Class A(a)	26,725	1,613,923
Chailease Holding Co. Ltd.	13,000	85,545
Cielo SA	335,817	309,783
FirstRand Ltd.	49,744	152,546
Groupe Bruxelles Lambert NV	7,604	586,763
Mastercard, Inc., Class A	27,496	10,036,590
PayPal Holdings, Inc.(a)	4,878	302,387
StoneCo Ltd., Class A(a)	31,848	399,056
Visa, Inc., Class A	16,228	3,586,875

		21,220,858

Food Products — 0.9%
BRF SA(a)	110,583	176,992
Chocoladefabriken Lindt & Spruengli AG, NVS	67	802,888
General Mills, Inc.	27,427	2,308,256
Grupo Bimbo SAB de CV, Series A	28,229	151,351
Hershey Co.	6,743	1,751,157
Kellogg Co.	37,394	2,496,797
Minerva SA	14,766	29,833
Nestlé SA, Registered Shares	46,340	5,492,972
Nissin Foods Holdings Co. Ltd.	400	34,132
Sao Martinho SA	3,758	26,793
Tingyi Cayman Islands Holding Corp.	66,000	98,867
Uni-President China Holdings Ltd.	131,000	113,849
Want Want China Holdings Ltd.	47,000	31,458

		13,515,345

Gas Utilities — 0.0%
ENN Energy Holdings Ltd.	1,900	22,127
Perusahaan Gas Negara Tbk PT	1,340,900	127,771

		149,898

Ground Transportation — 0.2%
Landstar System, Inc.	213	37,356
Localiza Rent a Car SA	56,010	692,217
Uber Technologies, Inc.(a)	63,773	2,418,910

		3,148,483

Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	45,448	4,635,696
Align Technology, Inc.(a)	398	112,499
Boston Scientific Corp.(a)	131,772	6,783,623
Dentium Co. Ltd.	399	47,639
Edwards Lifesciences Corp.(a)	2,004	168,797
IDEXX Laboratories, Inc.(a)	72	33,463
Medtronic PLC	23,698	1,961,246
Terumo Corp.	1,000	30,422

		13,773,385

Health Care Providers & Services — 1.9%
Cigna Group	25,961	6,423,011
CVS Health Corp.	106,924	7,274,040
Elevance Health, Inc.	12,952	5,800,165
Fleury SA	159,680	489,430
McKesson Corp.	1,431	559,292
Qualicorp Consultoria e Corretora de Seguros SA	130,057	114,591
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	55,700	111,008

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Sinopharm Group Co. Ltd., Class H	64,000	$209,796
UnitedHealth Group, Inc.	17,024	8,294,774

		29,276,107

Health Care Technology — 0.0%
Teladoc Health, Inc.(a)	18,630	431,284
Veeva Systems, Inc., Class A(a)	218	36,123

		467,407

Hotel & Resort REITs — 0.0%
RLJ Lodging Trust	17	175

Hotels, Restaurants & Leisure — 0.9%
Alsea SAB de CV(a)	174,398	507,252
Aristocrat Leisure Ltd.	173,709	4,195,302
Darden Restaurants, Inc.	4,849	768,663
Domino’s Pizza, Inc.	610	176,808
InterContinental Hotels Group PLC	8,773	577,270
McDonald’s Corp.	11,542	3,290,740
Meituan, Class B(a)(b)	50,570	710,067
MGM Resorts International	3,200	125,728
Starbucks Corp.	5,144	502,260
Travel + Leisure Co.	40,948	1,493,374
Trip.com Group Ltd.(a)	15,581	496,238
Xiabuxiabu Catering Management China Holdings Co. Ltd.(b)	45,000	25,196
Yum China Holdings, Inc.	5,083	286,986
Yum! Brands, Inc.	835	107,456

		13,263,340

Household Durables — 0.1%
Barratt Developments PLC	137,850	796,536
Bellway PLC	2,427	68,369
Taylor Wimpey PLC	20,611	29,357

		894,262

Household Products — 0.1%
Colgate-Palmolive Co.	26,535	1,973,673
Procter & Gamble Co.	721	102,743

		2,076,416

Independent Power and Renewable Electricity Producers — 0.1%
Atlantica Sustainable Infrastructure PLC	11,392	275,345
Auren Energia SA	31,539	87,593
China Datang Corp. Renewable Power Co. Ltd., Class H	58,000	20,908
China Yangtze Power Co. Ltd., Class A	19,400	61,449
Drax Group PLC	47,725	328,540

		773,835

Industrial Conglomerates — 1.3%
3M Co.	34,970	3,263,051
Doosan Co. Ltd.	717	52,479
General Electric Co.	2,585	262,455
Honeywell International, Inc.	38,562	7,388,479
Samsung C&T Corp.	1,024	85,296
Siemens AG, Registered Shares	49,956	8,220,904
Smiths Group PLC	39,259	785,520
Toshiba Corp.	5,600	180,647

		20,238,831

Industrial REITs — 0.1%
Segro PLC	124,160	1,234,144
Tritax Big Box REIT PLC	26,791	46,734

		1,280,878

Security	Shares	Value

Insurance — 2.2%
AIA Group Ltd.	644,400	$6,194,746
Allstate Corp.	9,981	1,082,439
Aon PLC, Class A	20,294	6,256,437
ASR Nederland NV	9,449	402,686
AXA SA	19,264	546,148
Cathay Financial Holding Co. Ltd.	40,019	57,573
Direct Line Insurance Group PLC	44,537	92,208
Hyundai Marine & Fire Insurance Co. Ltd.	1,452	35,903
Manulife Financial Corp.	289,050	5,355,144
Marsh & McLennan Cos., Inc.	15,071	2,609,996
MetLife, Inc.	121,917	6,040,987
Ping An Insurance Group Co. of China Ltd., H Shares	104,500	663,177
Prudential Financial, Inc.	518	40,761
Sompo Holdings, Inc.	2,000	81,304
T&D Holdings, Inc.	1,200	16,295
Tokio Marine Holdings, Inc.	2,100	47,012
Travelers Cos., Inc.	20,791	3,518,669

		33,041,485

Interactive Media & Services — 2.7%
AfreecaTV Co. Ltd.	2,616	148,037
Alphabet, Inc., Class A(a)	103,928	12,769,633
Alphabet, Inc., Class C, NVS(a)	89,441	11,034,336
Auto Trader Group PLC(b)	148,299	1,163,854
Baidu, Inc., Class A(a)	64,800	994,949
JOYY, Inc., ADR	3,231	80,129
Kakao Corp.	2,484	105,104
Kuaishou Technology(a)(b)	43,500	295,182
Meta Platforms, Inc., Class A(a)	31,263	8,275,941
NAVER Corp.	283	42,481
Rightmove PLC	9,517	62,155
Scout24 SE(b)	5,586	358,845
Tencent Holdings Ltd.	131,200	5,192,154

		40,522,800

IT Services — 1.4%
Accenture PLC, Class A	16,546	5,061,752
Capgemini SE	796	138,867
Cognizant Technology Solutions Corp., Class A	73,963	4,621,948
Gartner, Inc.(a)	12,459	4,271,693
Nomura Research Institute Ltd.	29,000	729,604
Samsung SDS Co. Ltd.	816	76,392
VeriSign, Inc.(a)	26,778	5,980,063

		20,880,319

Leisure Products — 0.0%
Sega Sammy Holdings, Inc.	12,800	248,519

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	52,315	6,051,276
Danaher Corp.	7,624	1,750,623
Mettler-Toledo International, Inc.(a)	456	602,773
Pharmaron Beijing Co. Ltd., Class H(b)	2,850	10,526
WuXi AppTec Co. Ltd., H Shares(b)	22,200	182,596
Wuxi Biologics Cayman, Inc.(a)(b)	65,500	335,345

		8,933,139

Machinery — 1.1%
Amada Co. Ltd.	206,600	1,970,606
ANDRITZ AG	35,677	1,917,224
Caterpillar, Inc.	5,155	1,060,641
Cummins, Inc.	179	36,589
Deere & Co.	2,626	908,544
Doosan Bobcat, Inc.	831	33,429

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
GEA Group AG	1,100	$46,360
Graco, Inc.	297	22,718
Hyundai Construction Equipment Co. Ltd.	1,451	65,236
Illinois Tool Works, Inc.	2,902	634,754
Knorr-Bremse AG	1,130	77,528
Otis Worldwide Corp.	59,641	4,742,056
Sandvik AB	1,101	19,410
Spirax-Sarco Engineering PLC	1,760	239,900
Wartsila Oyj Abp	44,185	502,702
Xylem, Inc.	49,838	4,993,768

		17,271,465

Marine Transportation — 0.1%
Evergreen Marine Corp. Taiwan Ltd.	26,000	129,033
HMM Co. Ltd.	1,571	20,984
Kuehne + Nagel International AG, Registered Shares	3,286	936,809
Orient Overseas International Ltd.	1,500	18,274
Pan Ocean Co. Ltd.	7,293	25,883

		1,130,983

Media — 0.5%
Cheil Worldwide, Inc.	1,203	16,612
Comcast Corp., Class A	26,787	1,054,068
Fox Corp., Class A, NVS	157,154	4,903,205
Fox Corp., Class B	41,970	1,225,944

		7,199,829

Metals & Mining — 1.2%
Aluminum Corp. of China Ltd., Class H	134,000	59,300
Anglo American PLC	44,453	1,224,604
Anglo American PLC	39,677	1,104,249
APERAM SA	829	27,246
ArcelorMittal SA	42,458	1,059,060
Aurubis AG	670	51,402
Boliden AB	58,566	1,789,295
Cia Brasileira de Aluminio	7,679	7,901
CMOC Group Ltd., Class H	531,000	277,676
CSN Mineracao SA	120,209	104,019
Dongkuk Steel Mill Co. Ltd.	2,425	20,829
Endeavour Mining PLC	1,381	36,399
Fortescue Metals Group Ltd.	115,475	1,445,917
Franco-Nevada Corp.	5,054	734,477
Freeport-McMoRan, Inc.	5,469	187,806
Gloria Material Technology Corp.(a)	14,000	25,317
Gold Fields Ltd.	4,991	75,671
Grupo Mexico SAB de CV	9,058	40,402
Henan Shenhuo Coal & Power Co. Ltd., Class A	15,900	28,659
Jiangxi Copper Co. Ltd., Class A	12,800	33,346
Jiangxi Copper Co. Ltd., Class H	26,000	39,174
MMG Ltd.(a)	84,000	25,232
Newmont Corp.	26,305	1,066,668
Outokumpu Oyj	11,339	62,070
POSCO Holdings, Inc.	1,152	312,155
Reliance Steel & Aluminum Co.	1,018	238,904
Rio Tinto Ltd.	2,757	192,119
Rio Tinto PLC	1,020	60,273
Southern Copper Corp.	2,026	135,276
Steel Dynamics, Inc.	900	82,710
thyssenkrupp AG	228,160	1,574,459
Tianshan Aluminum Group Co. Ltd., Class A	59,500	52,743
Wheaton Precious Metals Corp.	123,768	5,608,993

Security	Shares	Value

Metals & Mining (continued)
Xiamen Tungsten Co. Ltd., Class A	31,100	$79,088
Zhejiang Huayou Cobalt Co. Ltd., Class A	9,000	58,600

		17,922,039

Multi-Utilities — 0.3%
A2A SpA	92,999	154,533
Centrica PLC	725,026	1,062,911
Engie SA	177,174	2,664,097
Sempra Energy	2,737	392,842

		4,274,383

Oil, Gas & Consumable Fuels — 2.2%
Aker BP ASA	20,266	439,383
AKR Corporindo Tbk PT	847,800	77,156
ARC Resources Ltd.	23,196	279,548
BP PLC	145,660	818,322
Chevron Corp.	43,682	6,579,383
China Petroleum & Chemical Corp., Class H	330,000	207,805
ConocoPhillips	39,881	3,960,183
COSCO SHIPPING Energy Transportation Co. Ltd., Class A(a)	13,000	20,476
Crescent Point Energy Corp.	57,152	360,384
Enbridge, Inc.	162,089	5,706,249
Enerplus Corp.	38,593	532,200
EOG Resources, Inc.	15,469	1,659,669
Equinor ASA	69,045	1,752,574
Exxon Mobil Corp.	67,838	6,931,687
HD Hyundai Co. Ltd.	468	20,141
Marathon Oil Corp.	29,789	660,124
Marathon Petroleum Corp.	968	101,553
Petroleo Brasileiro SA	26,671	154,244
Polski Koncern Naftowy ORLEN SA	1,360	19,364
Repsol SA	2,044	27,701
Shell PLC	2,376	65,323
SK Innovation Co. Ltd.(a)	340	48,395
TORM PLC, Class A	11,775	297,998
Tourmaline Oil Corp.	29,550	1,235,332
Ultrapar Participacoes SA	86,332	288,097
Valero Energy Corp.	6,577	704,002
Var Energi ASA	43,435	97,270

		33,044,563

Paper & Forest Products — 0.0%
Dexco SA	10,535	18,274
West Fraser Timber Co. Ltd.	4,126	278,440

		296,714

Passenger Airlines — 0.1%
ANA Holdings, Inc.(a)	19,200	425,886
Qantas Airways Ltd.(a)	42,876	185,152
Singapore Airlines Ltd.	70,300	333,098

		944,136

Personal Care Products — 0.3%
L’Oreal SA	1,503	643,504
Natura & Co. Holding SA	180,237	492,753
Pola Orbis Holdings, Inc.	600	8,119
Unilever PLC	78,681	3,936,807

		5,081,183

Pharmaceuticals — 3.5%
Astellas Pharma, Inc.	289,000	4,572,603
AstraZeneca PLC	1,235	179,878
Asymchem Laboratories Tianjin Co. Ltd., Class A	1,300	24,158
Bristol-Myers Squibb Co.	123,995	7,990,238
China Medical System Holdings Ltd.	15,000	21,118

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
CSPC Pharmaceutical Group Ltd.	28,000	$24,394
GSK PLC	92,448	1,551,668
H Lundbeck A/S, Class B	2,129	11,206
Johnson & Johnson	49,971	7,748,503
Kyowa Kirin Co. Ltd.	1,100	21,173
Merck & Co., Inc.	67,533	7,456,318
Merck KGaA	527	92,047
Novartis AG, Registered Shares	93,912	9,001,158
Novo Nordisk A/S, Class B	39,744	6,396,043
Ono Pharmaceutical Co. Ltd.	6,300	117,804
Otsuka Holdings Co. Ltd.	40,100	1,487,780
Pfizer, Inc.	89,440	3,400,509
Roche Holding AG	625	211,575
Roche Holding AG, NVS	5,752	1,832,063
Shionogi & Co. Ltd.	17,100	768,237
Sino Biopharmaceutical Ltd.	93,000	44,335
Takeda Pharmaceutical Co. Ltd.	12,600	401,009

		53,353,817

Professional Services — 0.9%
Experian PLC	89,961	3,174,050
Genpact Ltd.	49,537	1,821,971
Insperity, Inc.	458	50,710
ManpowerGroup, Inc.	10,559	740,925
Paychex, Inc.	8,657	908,379
Recruit Holdings Co. Ltd.	102,800	3,144,887
RELX PLC	14,346	448,666
Robert Half International, Inc.	1,370	89,077
Wolters Kluwer NV, Class C	26,201	2,992,790

		13,371,455

Real Estate Management & Development — 0.7%
A-Living Smart City Services Co. Ltd.(b)	13,000	8,112
China Resources Land Ltd.	40,000	149,718
CIFI Ever Sunshine Services Group Ltd.(c)	26,000	7,421
Country Garden Holdings Co. Ltd.	243,000	44,778
Country Garden Services Holdings Co. Ltd.	81,000	94,425
Daito Trust Construction Co. Ltd.	1,200	113,971
Daiwa House Industry Co. Ltd.	57,600	1,502,152
FirstService Corp.	3,446	500,590
Gemdale Corp., Class A	609,100	621,967
Greentown China Holdings Ltd.	47,000	44,165
Jones Lang LaSalle, Inc.(a)	5,284	741,557
Longfor Group Holdings Ltd.(b)	5,000	9,629
Mitsubishi Estate Co. Ltd.	75,600	865,759
Mitsui Fudosan Co. Ltd.	241,800	4,610,495
New World Development Co. Ltd.	9,000	21,501
Nomura Real Estate Holdings, Inc.	45,800	1,106,899
Shimao Services Holdings Ltd.(a)(b)	49,000	9,279
Sumitomo Realty & Development Co. Ltd.	1,000	24,117
Sun Hung Kai Properties Ltd.	8,500	108,295
Tokyo Tatemono Co. Ltd.	18,100	222,950
Zillow Group, Inc., Class A(a)	2,563	114,797

		10,922,577

Retail REITs — 0.0%
Brixmor Property Group, Inc.	25,526	511,286
Klepierre SA	8,294	188,472

		699,758

Semiconductors & Semiconductor Equipment — 3.4%
Analog Devices, Inc.	4,252	755,538
Applied Materials, Inc.	61,962	8,259,535
ASE Technology Holding Co. Ltd.	145,000	523,965
ASML Holding NV	6,004	4,342,852

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
ASPEED Technology, Inc.	3,000	$280,071
Broadcom, Inc.	704	568,804
Disco Corp.	900	130,921
Elan Microelectronics Corp.	20,000	66,287
Formosa Sumco Technology Corp.	31,000	166,791
Global Unichip Corp.	43,000	2,082,262
Globalwafers Co. Ltd.	6,000	98,105
Infineon Technologies AG, Class N	1,735	64,592
Intel Corp.	32,851	1,032,835
JA Solar Technology Co. Ltd., Class A	137,340	696,899
King Yuan Electronics Co. Ltd.	59,000	103,399
KLA Corp.	1,549	686,192
Koh Young Technology, Inc.	1,933	20,105
Lam Research Corp.	632	389,754
LONGi Green Energy Technology Co. Ltd., Class A	230,298	933,858
M31 Technology Corp.	6,000	165,936
MediaTek, Inc.	24,000	589,766
NVIDIA Corp.	51,230	19,382,358
Parade Technologies Ltd.	2,000	66,153
Power Integrations, Inc.	320	27,648
QUALCOMM, Inc.	11,744	1,331,887
Realtek Semiconductor Corp.	20,000	247,864
RichWave Technology Corp.(a)	15,000	84,563
Shenzhen SC New Energy Technology Corp., Class A	1,200	16,162
Silergy Corp.	4,000	51,718
Sino-American Silicon Products, Inc.	45,000	232,270
StarPower Semiconductor Ltd., Class A	1,000	30,693
Taiwan Semiconductor Manufacturing Co. Ltd.	388,000	7,021,959
Tongwei Co. Ltd., Class A	4,000	19,209
United Microelectronics Corp.	375,000	627,669
WONIK IPS Co. Ltd.	2,303	55,760
XinTec, Inc.	7,000	23,846
Xinyi Solar Holdings Ltd.	36,000	35,561
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	2,200	21,357

		51,235,144

Software — 4.2%
Adobe, Inc.(a)	22,035	9,206,003
Autodesk, Inc.(a)	1,685	335,972
Cadence Design Systems, Inc.(a)	244	56,342
Fortinet, Inc.(a)	7,181	490,678
InterDigital, Inc.	2	166
Kingdee International Software Group Co. Ltd.(a)	66,000	87,740
Manhattan Associates, Inc.(a)	19,937	3,616,970
Microsoft Corp.	121,449	39,882,637
Nemetschek SE	1,698	133,270
Palo Alto Networks, Inc.(a)	138	29,448
Salesforce, Inc.(a)	7,956	1,777,211
SAP SE	48,854	6,406,017
ServiceNow, Inc.(a)	428	233,166
Teradata Corp.(a)	6,180	289,595
Workday, Inc., Class A(a)	1,215	257,568
Zoom Video Communications, Inc., Class A(a)	1,580	106,065

		62,908,848

Specialized REITs — 0.2%
SBA Communications Corp.	647	143,492
VICI Properties, Inc.	71,700	2,217,681

		2,361,173

Specialty Retail — 1.3%
Best Buy Co., Inc.	63,943	4,646,738

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
China Yongda Automobiles Services Holdings Ltd.	79,000	$41,689
Fast Retailing Co. Ltd.	10,000	2,337,788
Home Depot, Inc.	28,055	7,952,190
Industria de Diseno Textil SA	11,840	396,116
Lojas Renner SA	3,673	14,139
Lowe’s Cos., Inc.	11,561	2,325,264
Topsports International Holdings Ltd.(b)	66,000	51,284
Via S/A(a)	182,387	85,921
ZOZO, Inc.	54,300	1,105,312

		18,956,441

Technology Hardware, Storage & Peripherals — 3.9%
Advantech Co. Ltd.	5,000	66,085
Apple Inc.	260,880	46,240,980
Chicony Electronics Co. Ltd.	33,000	113,775
Dell Technologies, Inc., Class C	53,216	2,384,609
Hewlett Packard Enterprise Co.	193,234	2,786,434
HP, Inc.	165,845	4,819,456
Lenovo Group Ltd.	232,000	218,094
Lite-On Technology Corp.	25,000	72,332
Samsung Electronics Co. Ltd.	33,670	1,806,411
Wiwynn Corp.	4,000	150,383

		58,658,559

Textiles, Apparel & Luxury Goods — 1.1%
ANTA Sports Products Ltd.	41,800	427,225
Bosideng International Holdings Ltd.	50,000	20,759
Burberry Group PLC	11,239	301,413
Hermes International	1,802	3,675,761
Kering SA	7,399	3,955,963
Lululemon Athletica, Inc.(a)	15,065	5,000,526
LVMH Moet Hennessy Louis Vuitton SE	1,840	1,608,764
Makalot Industrial Co. Ltd.	22,000	155,748
Moncler SpA	12,001	816,754
Youngone Corp.	495	16,766

		15,979,679

Trading Companies & Distributors — 0.0%
Mitsubishi Corp.	7,100	283,858
Travis Perkins PLC	4,018	43,704
WW Grainger, Inc.	279	181,077

		508,639

Transportation Infrastructure — 0.0%
CCR SA	77,111	205,648
EcoRodovias Infraestrutura e Logistica SA	96,088	120,647
Grupo Aeroportuario del Pacifico SAB de CV, Class B	4,887	86,095
Santos Brasil Participacoes SA	35,199	69,312
Taiwan High Speed Rail Corp.	21,000	22,221

		503,923

Water Utilities — 0.1%
Cia de Saneamento de Minas Gerais-COPASA	90,566	355,959
United Utilities Group PLC	73,585	928,006

		1,283,965

Wireless Telecommunication Services — 0.2%
Far EasTone Telecommunications Co. Ltd.	18,000	44,946
Freenet AG, Class N	34,952	859,195
MTN Group Ltd.	80,802	499,799
SK Telecom Co. Ltd.	4,810	179,997

Security	Shares		Value

Wireless Telecommunication Services (continued)
SoftBank Corp.		40,300	$429,448
SoftBank Group Corp.		17,000	668,916

			2,682,301

Total Common Stocks — 56.8% (Cost: $721,914,231)			855,048,212

	Par (000)

Corporate Bonds

Aerospace & Defense — 0.0%
Rolls-Royce PLC, 5.75%, 10/15/27(b)	USD	275	267,668
Spirit AeroSystems, Inc., 9.38%, 11/30/29(b)		108	115,033

			382,701

Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 4.45%, 04/01/30		120	119,894

Automobiles — 0.2%
Honda Motor Co. Ltd., 2.53%, 03/10/27		1,000	931,596
Toyota Motor Credit Corp.
3.05%, 03/22/27		1,000	944,695
1.90%, 04/06/28		850	751,184

			2,627,475

Banks — 4.1%
Banco Santander SA
2.75%, 05/28/25		600	561,029
1.85%, 03/25/26		400	359,475
4.18%, 03/24/28		1,000	940,215
3.23%, 11/22/32		200	157,738
Bank of America Corp.
3.38%, 04/02/26		1,450	1,395,139
1.73%, 07/22/27		1,050	936,393
2.55%, 02/04/28		1,150	1,041,031
4.38%, 04/27/28		1,260	1,218,257
2.09%, 06/14/29		1,200	1,027,577
3.19%, 07/23/30		370	326,363
2.50%, 02/13/31		1,400	1,173,092
5.02%, 07/22/33		1,320	1,290,249
Series N, 1.66%, 03/11/27		1,150	1,038,806
Bank of Montreal, 3.80%, 12/15/32		1,220	1,088,782
Bank of Nova Scotia
1.05%, 03/02/26		350	313,462
1.30%, 09/15/26		840	741,740
Barclays PLC
2.85%, 05/07/26		1,100	1,033,648
2.28%, 11/24/27		1,000	888,525
7.44%, 11/02/33		920	1,002,900
Canadian Imperial Bank of Commerce, 3.30%, 04/07/25		600	577,494
Citigroup, Inc.
2.01%, 01/25/26		1,590	1,495,841
1.46%, 06/09/27		1,075	958,219
3.79%, 03/17/33		500	443,951
6.17%, 05/25/34		45	45,637
Series VAR, 3.07%, 02/24/28		1,650	1,528,538
HSBC Holdings PLC
3.00%, 03/10/26		1,200	1,139,563
1.59%, 05/24/27		1,800	1,597,421
2.25%, 11/22/27		2,250	2,001,111
2.21%, 08/17/29		1,400	1,180,645
2.80%, 05/24/32		1,800	1,460,381
4.76%, 03/29/33		450	407,298

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
ING Groep NV, 4.02%, 03/28/28	USD	1,710	$1,619,790
JPMorgan Chase & Co.
2.08%, 04/22/26		352	330,961
2.95%, 10/01/26		1,092	1,029,023
1.05%, 11/19/26		1,150	1,035,544
1.47%, 09/22/27		400	354,496
4.85%, 07/25/28		1,835	1,825,221
5.72%, 09/14/33		2,320	2,347,761
Lloyds Banking Group PLC
4.45%, 05/08/25		1,000	976,168
2.44%, 02/05/26		2,220	2,096,819
3.75%, 01/11/27		1,000	946,715
Mitsubishi UFJ Financial Group, Inc.
1.41%, 07/17/25		1,000	916,588
1.54%, 07/20/27		1,450	1,283,475
2.34%, 01/19/28		1,250	1,121,791
Mizuho Financial Group, Inc.
2.65%, 05/22/26		1,350	1,268,725
1.55%, 07/09/27		1,850	1,635,676
2.17%, 05/22/32		400	315,553
5.67%, 09/13/33		760	776,645
NatWest Group PLC
1.64%, 06/14/27		1,560	1,380,845
5.52%, 09/30/28		3,080	3,065,775
4.89%, 05/18/29		620	597,609
Royal Bank of Canada
3.38%, 04/14/25		600	580,580
0.88%, 01/20/26		700	630,423
Santander Holdings U.S.A., Inc., 6.50%, 03/09/29		160	162,207
Santander UK Group Holdings PLC, 1.53%, 08/21/26		1,000	894,772
Sumitomo Mitsui Financial Group, Inc.
5.52%, 01/13/28		670	680,683
5.71%, 01/13/30		700	717,743
5.77%, 01/13/33		1,810	1,890,646
Toronto-Dominion Bank, Series FXD, 1.95%, 01/12/27		1,310	1,174,854
UniCredit SpA, 7.30%, 04/02/34(b)		293	278,629

			61,306,237

Beverages — 1.2%
Coca-Cola Co.
2.25%, 01/05/32		1,050	900,313
3.00%, 03/05/51		5,180	3,872,440
Diageo Capital PLC
1.38%, 09/29/25		1,000	925,594
2.00%, 04/29/30		3,300	2,793,993
2.13%, 04/29/32		960	787,305
5.50%, 01/24/33		3,930	4,183,904
PepsiCo, Inc.
3.60%, 02/18/28		845	823,321
4.20%, 07/18/52		2,450	2,259,919
4.65%, 02/15/53		2,180	2,168,609

			18,715,398

Biotechnology — 0.8%
Amgen, Inc.
5.51%, 03/02/26		300	300,007
2.20%, 02/21/27		650	595,720
Biogen, Inc.
2.25%, 05/01/30		2,810	2,352,911

Security	Par (000)		Value

Biotechnology (continued)
Biogen, Inc.
3.25%, 02/15/51	USD	1,520	$1,039,943
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30		8,620	6,946,522

			11,235,103

Broadline Retail — 0.0%
Macy’s Retail Holdings LLC, 5.88%, 04/01/29(b)		307	271,387

Building Products — 0.2%
Builders FirstSource, Inc., 6.38%, 06/15/32(b)		297	292,209
Johnson Controls International plc, 3.90%, 02/14/26		3,000	2,911,291
Owens Corning, 3.40%, 08/15/26		350	332,731

			3,536,231

Capital Markets — 2.0%
Ares Capital Corp., 2.88%, 06/15/27		520	453,063
Bank of New York Mellon Corp, (Secured Overnight Financing Rate + 1.51%), 4.71%, 02/01/34		160	155,961
Blackstone Private Credit Fund, 2.63%, 12/15/26		130	110,849
Credit Suisse AG, 1.25%, 08/07/26		430	367,628
Deutsche Bank AG, 7.08%, 02/10/34		200	182,940
FactSet Research Systems, Inc., 2.90%, 03/01/27		3,000	2,773,234
FS KKR Capital Corp., 2.63%, 01/15/27		445	378,737
Goldman Sachs Group, Inc.
1.54%, 09/10/27		4,070	3,589,886
2.64%, 02/24/28		2,400	2,175,878
2.60%, 02/07/30		1,220	1,045,334
2.38%, 07/21/32		360	289,862
Series VAR, 1.09%, 12/09/26		1,000	893,785
Morgan Stanley
2.19%, 04/28/26		1,000	944,114
4.68%, 07/17/26		510	504,325
3.13%, 07/27/26		1,100	1,037,463
3.63%, 01/20/27		900	862,401
1.51%, 07/20/27		1,950	1,736,510
2.48%, 01/21/28		950	862,405
1.79%, 02/13/32		2,060	1,601,828
4.89%, 07/20/33		2,585	2,495,265
5.25%, 04/21/34		565	561,075
2.48%, 09/16/36		550	415,120
Nomura Holdings, Inc., 1.85%, 07/16/25		1,200	1,102,774
Renaissancere Holdings Ltd., 5.75%, 06/05/33		1,100	1,096,777
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.00%, 10/15/33(b)		149	112,216
S&P Global, Inc., 2.45%, 03/01/27		1,000	928,161
Thomson Reuters Corp., 3.35%, 05/15/26		3,740	3,581,868

			30,259,459

Communications Equipment — 0.3%
Level 3 Financing, Inc., 10.50%, 05/15/30(b)		130	123,530
Motorola Solutions, Inc.
2.30%, 11/15/30		1,400	1,131,965
2.75%, 05/24/31		1,990	1,639,026
5.60%, 06/01/32		1,250	1,250,603

			4,145,124

Construction & Engineering — 0.2%
Quanta Services, Inc., 2.90%, 10/01/30		2,860	2,426,193

Consumer Finance — 0.1%
American Express Co. 2.55%, 03/04/27		700	642,898
(Secured Overnight Financing Rate + 1.84%), 5.04%, 05/01/34		450	444,244
Synchrony Financial, 2.88%, 10/28/31		700	499,775

			1,586,917

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Distributors — 0.0%
Genuine Parts Co., 1.75%, 02/01/25	USD	500	$469,274

Diversified REITs — 0.3%
American Tower Corp., 1.45%, 09/15/26		425	376,225
Equinix, Inc., 1.45%, 05/15/26		1,000	895,462
Iron Mountain, Inc., 5.25%, 07/15/30(b)		700	627,100
Prologis LP, 5.25%, 06/15/53		90	87,816
VICI Properties LP, 5.13%, 05/15/32		1,110	1,036,343
Welltower OP LLC, 4.00%, 06/01/25		900	872,772

			3,895,718

Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV, 8.38%, 10/01/30		450	525,316
Verizon Communications, Inc., 2.10%, 03/22/28		1,500	1,323,856

			1,849,172

Electric Utilities — 0.5%
Avangrid, Inc.
3.20%, 04/15/25		2,180	2,086,424
3.80%, 06/01/29		500	464,145
Eversource Energy
2.90%, 03/01/27		1,000	931,229
3.38%, 03/01/32		750	657,573
Series U, 1.40%, 08/15/26		200	179,195
Exelon Corp.
2.75%, 03/15/27		550	508,161
3.35%, 03/15/32		350	305,160
NSTAR Electric Co.
3.25%, 05/15/29		1,000	927,560
3.95%, 04/01/30		1,000	952,344

			7,011,791

Electronic Equipment, Instruments & Components — 0.4%
Allegion U.S. Holding Co., Inc., 3.55%, 10/01/27		45	42,213
Keysight Technologies, Inc.
4.60%, 04/06/27		1,250	1,243,093
3.00%, 10/30/29		3,070	2,702,647
Teledyne Technologies, Inc.
1.60%, 04/01/26		1,000	910,479
2.25%, 04/01/28		1,000	884,159
2.75%, 04/01/31		1,000	847,023

			6,629,614

Energy Equipment & Services — 0.1%
CGG SA, 8.75%, 04/01/27(b)		600	517,500
Enerflex Ltd., 9.00%, 10/15/27(b)		133	129,396
Johnson Controls International plc/Tyco Fire & Security Finance SCA
1.75%, 09/15/30		400	324,927
2.00%, 09/16/31		360	290,752

			1,262,575

Entertainment — 0.0%
Electronic Arts, Inc., 4.80%, 03/01/26		500	498,787

Financial Services — 0.0%
RELX Capital, Inc., 3.00%, 05/22/30		185	164,072

Food Products — 0.8%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 6.50%, 02/15/28(b)		240	238,500
Campbell Soup Co., 4.15%, 03/15/28		600	582,674
General Mills, Inc.
4.00%, 04/17/25		500	490,634
3.20%, 02/10/27		1,250	1,191,362
2.25%, 10/14/31		3,880	3,197,262
4.95%, 03/29/33		1,830	1,828,471

Security	Par (000)		Value

Food Products (continued)
Kellogg Co.
3.40%, 11/15/27	USD	670	$633,480
4.30%, 05/15/28		3,000	2,931,751
2.10%, 06/01/30		240	200,050
Lamb Weston Holdings, Inc., 4.38%, 01/31/32(b)		332	294,505
U.S. Foods, Inc., 4.75%, 02/15/29(b)		261	238,043

			11,826,732

Gas Utilities — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.75%, 05/20/27		627	567,932
9.38%, 06/01/28(b)		95	95,000
ONE Gas, Inc., 4.25%, 09/01/32		155	148,351

			811,283

Ground Transportation — 0.0%
Canadian National Railway Co., 3.85%, 08/05/32		575	539,717
Ryder System, Inc., 5.65%, 03/01/28		85	85,697

			625,414

Health Care Equipment & Supplies — 0.0%
Abbott Laboratories, 4.90%, 11/30/46		170	169,857

Health Care Providers & Services — 1.6%
AMN Healthcare, Inc., 4.00%, 04/15/29(b)		133	116,418
CHS/Community Health Systems, Inc., 6.88%, 04/15/29(b)		186	104,599
DaVita, Inc., 4.63%, 06/01/30(b)		350	299,756
DH Europe Finance II Sarl, 2.60%, 11/15/29		4,860	4,323,733
Elevance Health, Inc., 3.65%, 12/01/27		1,500	1,429,986
Encompass Health Corp., 4.75%, 02/01/30		394	358,897
HCA, Inc.
5.25%, 06/15/26		850	844,030
3.13%, 03/15/27(b)		440	407,162
5.20%, 06/01/28		590	586,352
3.63%, 03/15/32(b)		502	437,531
5.50%, 06/01/33		1,280	1,277,584
4.63%, 03/15/52(b)		580	467,109
Humana, Inc.
1.35%, 02/03/27		1,200	1,053,189
3.70%, 03/23/29		1,500	1,390,856
Laboratory Corp. of America Holdings, 1.55%, 06/01/26		2,000	1,797,117
Quest Diagnostics, Inc., 3.45%, 06/01/26		400	383,883
Tenet Healthcare Corp., 6.13%, 10/01/28		316	299,506
UnitedHealth Group, Inc.
5.30%, 02/15/30		1,560	1,615,885
4.20%, 05/15/32		5,000	4,819,904
4.50%, 04/15/33		640	627,928
5.88%, 02/15/53		200	218,681
5.05%, 04/15/53		900	883,630

			23,743,736

Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment, Inc.
8.13%, 07/01/27(b)		340	346,457
7.00%, 02/15/30(b)		288	289,321
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30		314	291,921
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/29(b)		324	288,171
Sands China Ltd., 5.90%, 08/08/28		250	236,250

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Starbucks Corp., 2.00%, 03/12/27	USD	850	$771,628
Yum! Brands, Inc., 5.38%, 04/01/32		315	298,419

			2,522,167

Household Durables — 0.3%
Lennar Corp., 4.75%, 11/29/27		1,470	1,439,838
NVR, Inc., 3.00%, 05/15/30		1,670	1,460,186
Toll Brothers Finance Corp., 3.80%, 11/01/29		1,100	984,395

			3,884,419

Household Products — 0.1%
Colgate-Palmolive Co., 3.25%, 08/15/32		50	46,216
Unilever Capital Corp., 1.75%, 08/12/31		2,140	1,735,509

			1,781,725

Industrial Conglomerates — 0.1%
Trane Technologies Luxembourg Finance SA, 3.80%, 03/21/29		1,980	1,862,094

Insurance — 0.6%
Alleghany Corp., 3.63%, 05/15/30		120	112,426
Arthur J Gallagher & Co., 3.50%, 05/20/51		1,170	816,410
Manulife Financial Corp., 4.15%, 03/04/26		1,220	1,188,800
Marsh & McLennan Cos., Inc.
4.38%, 03/15/29		1,820	1,776,495
2.25%, 11/15/30		2,000	1,672,862
2.38%, 12/15/31		790	650,387
5.45%, 03/15/53		250	249,925
Progressive Corp, 3.70%, 03/15/52		1,060	821,898
Progressive Corp., 2.50%, 03/15/27		200	185,495
Willis North America, Inc., 2.95%, 09/15/29		850	732,400

			8,207,098

IT Services — 0.9%
Automatic Data Processing, Inc., 1.70%, 05/15/28		5,380	4,765,226
CGI, Inc., 2.30%, 09/14/31		2,370	1,869,196
Cogent Communications Group, Inc., 7.00%, 06/15/27(b)		900	864,819
Fiserv, Inc.
5.45%, 03/02/28		470	477,236
5.60%, 03/02/33		970	993,679
Gartner, Inc., 4.50%, 07/01/28(b)		632	594,982
Gen Digital, Inc., 7.13%, 09/30/30(b)		401	400,308
International Business Machines Corp.
2.20%, 02/09/27		750	688,711
2.72%, 02/09/32		620	529,802
Mastercard, Inc., 2.00%, 11/18/31		1,450	1,212,751
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/28(b)		310	284,730
VeriSign, Inc., 2.70%, 06/15/31		620	516,577
Visa, Inc., 3.65%, 09/15/47		630	535,652

			13,733,669

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.
3.05%, 09/22/26		2,000	1,868,550
2.30%, 03/12/31		4,010	3,317,317

			5,185,867

Machinery — 0.5%
Allison Transmission, Inc., 5.88%, 06/01/29(b)		618	595,963
Chart Industries, Inc., 9.50%, 01/01/31(b)		275	287,611
Cummins, Inc.
0.75%, 09/01/25		680	621,896
1.50%, 09/01/30		1,470	1,200,514
IDEX Corp., 2.63%, 06/15/31		3,500	2,920,404

Security	Par (000)		Value

Machinery (continued)
nVent Finance Sarl, 5.65%, 05/15/33	USD	1,470	$1,440,975
Wabash National Corp., 4.50%, 10/15/28(b)		750	652,466

			7,719,829

Media — 0.1%
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.88%, 08/15/27(b)		334	294,193
Interpublic Group of Cos., Inc., 4.65%, 10/01/28		500	482,213
Sirius XM Radio, Inc., 5.50%, 07/01/29(b)		330	288,056

			1,064,462

Metals & Mining — 0.7%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		2,310	1,976,205
FMG Resources August 2006 Pty Ltd.
5.88%, 04/15/30(b)		304	286,898
6.13%, 04/15/32(b)		300	283,076
Linde, Inc., 1.10%, 08/10/30		2,590	2,050,591
Mineral Resources Ltd., 8.50%, 05/01/30(b)		850	853,187
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00%, 01/27/30(b)		652	586,839
Rio Tinto Alcan, Inc., 6.13%, 12/15/33		2,710	2,937,969
Rio Tinto Finance U.S.A. Ltd., 2.75%, 11/02/51		1,370	908,948
Rio Tinto Finance U.S.A. PLC, 5.13%, 03/09/53		540	535,452
Steel Dynamics, Inc., 2.40%, 06/15/25		750	704,720

			11,123,885

Oil, Gas & Consumable Fuels — 0.3%
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29		60	54,709
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 02/01/29(b)		186	172,072
EQT Corp., 5.70%, 04/01/28		600	596,748
MPLX LP, 5.65%, 03/01/53		400	364,934
ONEOK, Inc.
2.20%, 09/15/25		370	343,190
5.85%, 01/15/26		1,000	1,011,371
6.35%, 01/15/31		1,340	1,379,936
Venture Global LNG, Inc.
8.13%, 06/01/28(b)		55	55,275
8.38%, 06/01/31(b)		50	50,262
Vermilion Energy, Inc., 6.88%, 05/01/30(b)		629	572,390

			4,600,887

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp., 3.63%, 03/15/29(b)		725	634,375

Pharmaceuticals — 1.0%
Astrazeneca Finance LLC
1.20%, 05/28/26		1,150	1,041,288
1.75%, 05/28/28		800	700,526
2.25%, 05/28/31		990	841,319
4.88%, 03/03/33		1,490	1,517,850
Bausch Health Cos., Inc., 11.00%, 09/30/28(b)		150	113,250
Bristol-Myers Squibb Co., 2.95%, 03/15/32		710	627,753
Eli Lilly & Co.
4.88%, 02/27/53		645	649,786
4.95%, 02/27/63		1,095	1,087,297
Jazz Securities DAC, 4.38%, 01/15/29(b)		700	627,186
Johnson & Johnson, 2.25%, 09/01/50		1,310	852,514
Merck & Co., Inc.
2.15%, 12/10/31		1,550	1,298,527
5.00%, 05/17/53		340	342,199
Novartis Capital Corp., 2.20%, 08/14/30		3,030	2,631,639
Pfizer Investment Enterprises Pte Ltd.
5.30%, 05/19/53		95	97,800

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Pharmaceuticals (continued)
Pfizer Investment Enterprises Pte Ltd. 5.34%, 05/19/63	USD	50	$50,066
Zoetis, Inc.
4.50%, 11/13/25		290	286,863
5.40%, 11/14/25		740	749,708
3.00%, 09/12/27		640	601,926
2.00%, 05/15/30		170	141,926

			14,259,423

Real Estate Management & Development — 0.1%
CBRE Services, Inc., 4.88%, 03/01/26		500	490,989
Essential Properties LP, 2.95%, 07/15/31		350	256,262
Howard Hughes Corp., 5.38%, 08/01/28(b)		320	284,509
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(b)		141	136,802

			1,168,562

Semiconductors & Semiconductor Equipment — 0.9%
Broadcom, Inc.
2.60%, 02/15/33(b)		450	349,944
3.75%, 02/15/51(b)		1,180	851,423
NVIDIA Corp.
3.20%, 09/16/26		1,810	1,753,766
1.55%, 06/15/28		600	528,022
2.00%, 06/15/31		4,490	3,778,356
3.70%, 04/01/60		500	394,509
NXP BV/NXP Funding LLC, 5.55%, 12/01/28		850	855,313
NXP BV/NXP Funding LLC/NXP U.S.A., Inc., 2.70%, 05/01/25		800	759,400
Texas Instruments, Inc.
1.90%, 09/15/31		459	378,946
3.65%, 08/16/32		3,545	3,313,780
4.90%, 03/14/33		790	809,980

			13,773,439

Software — 1.0%
Adobe, Inc., 2.30%, 02/01/30		3,570	3,146,334
Electronic Arts, Inc., 1.85%, 02/15/31		1,000	812,796
Intuit, Inc.
1.35%, 07/15/27		1,000	876,175
1.65%, 07/15/30		4,690	3,791,017
Open Text Holdings, Inc., 4.13%, 02/15/30(b)		353	298,826
Oracle Corp.
4.50%, 05/06/28		205	200,218
4.65%, 05/06/30		135	130,398
4.90%, 02/06/33		750	724,452
5.55%, 02/06/53		410	382,874
ServiceNow, Inc., 1.40%, 09/01/30		3,000	2,386,965
VMware, Inc.
1.80%, 08/15/28		2,730	2,296,497
2.20%, 08/15/31		530	416,511

			15,463,063

Specialty Retail — 0.4%
Bath & Body Works, Inc., 6.95%, 03/01/33		135	120,632
Home Depot, Inc.
2.88%, 04/15/27		350	331,860
1.50%, 09/15/28		1,050	907,403
1.88%, 09/15/31		1,420	1,159,135
Lowe’s Cos., Inc.
4.00%, 04/15/25		350	343,424
3.35%, 04/01/27		1,500	1,429,502
1.70%, 09/15/28		1,150	986,091

			5,278,047

Security	Par (000)		Value

Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc.
3.95%, 08/08/52	USD	640	$558,132
4.10%, 08/08/62		140	121,444
CDW LLC/CDW Finance Corp., 3.57%, 12/01/31		226	188,839
Xerox Holdings Corp., 5.50%, 08/15/28(b)		344	292,982

			1,161,397

Trading Companies & Distributors — 0.0%
GATX Corp., 3.50%, 06/01/32		350	301,811

Wireless Telecommunication Services — 0.0%
Rogers Communications, Inc., 3.20%, 03/15/27(b)		350	325,828

Total Corporate Bonds — 20.6% (Cost: $321,724,516)			309,622,191

	Shares/ Investment Value

Investment Companies(d)

Equity Funds — 2.2%
iShares MSCI India ETF(a)		103,861	4,331,004
iShares Russell 1000 Value ETF		192,434	28,599,541

			32,930,545

Total Investment Companies — 2.2% (Cost: $35,107,636)			32,930,545

	Shares

Preferred Securities

Preferred Stocks — 0.2%

Banks — 0.0%
Banco Bradesco SA		100	307
Bancolombia SA		24,294	141,724

			142,031

Chemicals — 0.1%
Braskem SA		25,220	112,049
Sociedad Quimica y Minera de Chile SA, Class B		16,065	1,035,294

			1,147,343

Electric Utilities — 0.1%
Centrais Eletricas Brasileiras SA, Class B		27,729	216,605
Cia Energetica de Minas Gerais		122,518	281,342
Cia Paranaense de Energia, Class B		421,955	619,629

			1,117,576

Machinery — 0.0%
Randon SA Implementos e Participacoes		14,162	29,869

Metals & Mining — 0.0%
Gerdau SA		45,529	216,458
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A		11,783	16,374

			232,832

Passenger Airlines — 0.0%
Azul SA(a)		167,504	555,012
Gol Linhas Aereas Inteligentes SA(a)		13,831	22,546

			577,558

Total Preferred Securities — 0.2% (Cost: $3,566,681)			3,247,209

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 8.6%
Fannie Mae Mortgage-Backed Securities
1.50%, 02/01/37 - 04/01/52	USD	2,335	$1,861,817
2.00%, 04/01/37 - 01/01/52		33,331	27,878,145
2.50%, 06/01/37 - 07/01/51		7,538	6,502,632
3.00%, 09/01/34 - 04/01/52		2,193	2,004,563
4.00%, 03/01/51 - 08/01/52		1,148	1,089,432
4.50%, 09/01/52		191	187,285
5.00%, 04/01/53 - 05/01/53		423	416,442
5.50%, 02/01/53		493	498,561
Freddie Mac Mortgage-Backed Securities
1.50%, 03/01/37		178	155,890
2.00%, 04/01/37		920	824,382
2.50%, 05/01/37 - 07/01/51		4,429	3,821,879
3.00%, 07/01/50		38	34,051
4.00%, 06/01/52 - 02/01/53		930	880,904
5.00%, 04/01/53		297	292,981
5.50%, 01/01/53 - 06/01/53		348	350,738
Ginnie Mae Mortgage-Backed Securities
1.50%, 06/01/53(e)		100	80,802
2.00%, 10/20/51 - 06/01/53(e)		6,421	5,443,469
2.50%, 07/20/51 - 06/01/53(e)		15,458	13,524,502
3.00%, 12/20/51 - 06/01/53(e)		15,080	13,572,308
3.50%, 03/20/50 - 06/01/53(e)		11,392	10,584,017
4.00%, 01/20/50 - 06/01/53(e)		9,485	9,017,984
4.50%, 03/20/49 - 06/01/53(e)		1,895	1,843,636
5.00%, 06/01/53(e)		1,700	1,678,850
5.50%, 06/01/53(e)		1,500	1,499,063
Uniform Mortgage-Backed Securities
1.50%, 06/01/38 - 06/01/53(e)		2,939	2,410,508
2.00%, 06/01/38(e)		2,186	1,958,914
2.50%, 06/01/38 - 06/01/53(e)		4,125	3,779,776
3.00%, 06/01/38 - 06/01/53(e)		3,200	2,979,557
3.50%, 06/01/53(e)		1,025	941,679
4.00%, 06/01/38 - 06/01/53(e)		1,100	1,044,597
4.50%, 06/01/53(e)		200	193,715
5.00%, 06/01/53(e)		11,725	11,549,812
5.50%, 06/01/53(e)		750	749,531

			129,652,422

Total U.S. Government Sponsored Agency Securities — 8.6% (Cost: $135,839,155)			129,652,422

U.S. Treasury Obligations
U.S. Treasury Bonds
1.13%, 05/15/40		23,000	14,947,305
2.25%, 05/15/41 - 02/15/52		46,000	34,011,250
2.38%, 02/15/42		10,000	7,821,094
3.00%, 02/15/47		5,000	4,223,437
3.38%, 11/15/48		2,600	2,355,641
U.S. Treasury Inflation Indexed Notes, 1.25%, 04/15/28		6,038	5,916,513
U.S. Treasury Notes
2.50%, 03/31/27		35,000	33,243,164
1.88%, 02/28/29 - 02/15/32		33,000	29,214,062
2.38%, 05/15/29		16,000	14,820,625
0.63%, 08/15/30		5,000	4,044,141

Total U.S. Treasury Obligations — 10.0% (Cost: $172,338,735)			150,597,232

Total Long-Term Investments — 98.4% (Cost: $1,390,490,954)			1,481,097,811

Security	Shares		Value

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(d)(f)		23,714,417	$23,714,417

	Par (000)

U.S. Treasury Obligations(g) — 2.1%
U.S. Treasury Bills
5.10%, 09/12/23	USD	8,550	8,425,853
4.88%, 10/26/23		17,150	16,781,384
5.02%, 11/09/23		7,000	6,834,446

			32,041,683

Total Short-Term Securities — 3.7% (Cost: $55,804,889)			55,756,100

Total Investments Before TBA Sale Commitments — 102.1% (Cost: $1,446,295,843)			1,536,853,911

TBA Sale Commitments(e)

Mortgage-Backed Securities — (0.0)%
Fannie Mae or Freddie Mac Mortgage-Backed Securities, 5.50%, 06/01/53		(250)	(249,844)
Ginnie Mae Mortgage-Backed Securities, 4.00%, 06/20/53		(600)	(570,187)
Uniform Mortgage-Backed Securities, 3.00%, 06/01/53		(75)	(66,567)

Total TBA Sale Commitments — (0.0)% (Proceeds: $(884,523))			(886,598)

Total Investments Net of TBA Sale Commitments — 102.1% (Cost: $1,445,411,320)			1,535,967,313

Liabilities in Excess of Other Assets — (2.1)%			(30,909,747)

Net Assets — 100.0%			$1,505,057,566

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Represents or includes a TBA transaction.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares/ Investment Value Held at 05/31/23	Income (Expense)		Capital Gain Distributions from Underlying Funds

iShares MSCI Brazil ETF (a)	$5,319,190	$692,824	$(5,506,860)		$(845,978)	$340,824	$—	—	$226,216		$—
iShares MSCI China A ETF (a)	4,428,395	—	(3,780,160)		(923,261)	275,026	—	—	8,417		—
iShares MSCI South Korea ETF (a)	10,737,392	1,001,161	(9,352,817)		(2,619,010)	233,274	—	—	—		—
iShares MSCI Taiwan ETF (a)	15,453,788	4,305,928	(15,418,528)		(5,114,053)	772,865	—	—	—		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	147,853,903	—	(124,139,486	)(b)	—	—	23,714,417	23,714,417	2,011,069		—
iShares MSCI India ETF	10,931,223	817,465	(7,345,454)		(916,050)	843,820	4,331,004	103,861	—		—
iShares Russell 1000 Value ETF	—	30,428,915	—		—	(1,829,374)	28,599,541	192,434	—		—
SL Liquidity Series, LLC, Money Market Series(a)	—	—	(1,276	)(b)	1,276	—	—	—	34,439	(c)	—

					$(10,417,076)	$636,435	$56,644,962		$2,280,141		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Long-Term Bonds	80	09/20/23	$10,268	$102,624
U.S. Treasury Notes (2 Year)	236	09/29/23	48,575	(121,742)

				(19,118)

Short Contracts
S&P/Toronto Stock Exchange 60 Index	6	06/15/23	1,040	2,083
Mini MSCI EAFE Index	195	06/16/23	9,329	214,895
Mini MSCI Emerging Markets Index	109	06/16/23	11,191	28,048
S&P 500 E-Mini Index	173	06/16/23	36,248	(1,983,247)
U.S. Treasury Notes (10 Year)	370	09/20/23	42,353	(56,537)
U.S. Ultra Treasury Bonds	100	09/20/23	13,688	(224,500)
U.S. Ultra Treasury Bonds (10 Year)	139	09/20/23	16,743	(111,015)
U.S. Treasury Notes (5 Year)	623	09/29/23	67,956	81,576

				(2,048,697)

				$(2,067,815)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	13,275,956	USD	14,089,639	Citibank N.A.	06/21/23	$118,882
EUR	13,275,956	USD	14,093,755	Goldman Sachs International	06/21/23	114,766
USD	4,610,341	JPY	621,541,400	Societe Generale SA	06/21/23	134,314

						$367,962

JPY	524,842,000	USD	3,975,145	Barclays Bank PLC	06/21/23	(195,498)
USD	446,800	EUR	419,200	Royal Bank of Canada	06/21/23	(1,847)
USD	423,236	GBP	353,700	Morgan Stanley & Co. International PLC	06/21/23	(16,954)

						$(214,299)

						$153,663

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.40.V1	5.00%	Quarterly	06/20/28	USD	13,800	$(287,118)	$(34,791)	$(252,327)
CDX.NA.IG.40.V1	1.00	Quarterly	06/20/28	USD	75,000	(993,528)	(679,126)	(314,402)

						$(1,280,646)	$(713,917)	$(566,729)

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	(000)	Value	(Received)	(Depreciation)

SOFR plus 0.09%, 5.08%	Quarterly	MSCI ACWI ESG Universal Index	Quarterly	BNP Paribas S.A.	04/03/24	USD 102,642	$(395,656)	$—	$(395,656)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$—	$(713,917)	$—	$(566,729)
OTC Swaps	—	—	—	(395,656)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments

Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$245,026	$—	$184,200	$—	$429,226
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	367,962	—	—	367,962

	$—	$—	$245,026	$367,962	$184,200	$—	$797,188

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,983,247	$—	$513,794	$—	$2,497,041
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	214,299	—	—	214,299
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	566,729	—	—	—	—	566,729
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	395,656	—	—	—	395,656

	$—	$566,729	$2,378,903	$214,299	$513,794	$—	$3,673,725

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$4,398,084	$—	$9,141,573	$—	$13,539,657
Forward foreign currency exchange contracts	—	—	—	115,560	—	—	115,560
Swaps	—	(9,889,961)	—	—	—	—	(9,889,961)

	$—	$(9,889,961)	$4,398,084	$115,560	$9,141,573	$—	$3,765,256

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(3,515,492)	$—	$(990,246)	$—	$(4,505,738)
Forward foreign currency exchange contracts	—	—	—	177,854	—	—	177,854
Swaps	—	(41,851)	7,015,687	—	—	—	6,973,836

	$—	$(41,851)	$3,500,195	$177,854	$(990,246)	$—	$2,645,952

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$63,707,065
Average notional value of contracts — short	$156,246,202
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$5,428,282
Average amounts sold — in USD	$8,039,635
Credit default swaps
Average notional value — buy protection	$28,391,525
Total return swaps
Average notional amount	$98,819,464

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$635,544	$631,800
Forward foreign currency exchange contracts	367,962	214,299
Swaps — centrally cleared	—	825,384
Swaps — OTC(a)	—	395,656

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,003,506	$2,067,139

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(635,544)	(1,457,184)

Total derivative assets and liabilities subject to an MNA	$367,962	$609,955

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)

Citibank N.A.	$118,882	$—	$—	$—	$118,882
Goldman Sachs International	114,766	—	—	—	114,766
Societe Generale SA	134,314	—	—	—	134,314

	$367,962	$—	$—	$—	$367,962

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)(e)

Barclays Bank PLC	$195,498	$—	$—	$—	$195,498
BNP Paribas S.A.	395,656	—	—	—	395,656
Morgan Stanley & Co. International PLC	16,954	—	—	—	16,954
Royal Bank of Canada	1,847	—	—	—	1,847

	$609,955	$—	$—	$—	$609,955

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$898,575	$2,864,374	$—	$3,762,949
Air Freight & Logistics	1,572,472	772,256	—	2,344,728
Automobile Components	1,716,816	350,998	—	2,067,814
Automobiles	11,678,934	14,229,107	—	25,908,041
Banks	15,027,114	31,103,188	—	46,130,302
Beverages	18,295,260	3,969,800	—	22,265,060

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Biotechnology	$10,559,502	$2,550,104	$—	$13,109,606
Broadline Retail	21,573,727	3,637,484	—	25,211,211
Building Products	813,481	659,414	—	1,472,895
Capital Markets	9,447,082	5,947,691	—	15,394,773
Chemicals	2,105,037	10,689,506	—	12,794,543
Commercial Services & Supplies	764,608	26,852	—	791,460
Communications Equipment	4,942,128	591,111	—	5,533,239
Construction & Engineering	8,609,625	1,041,669	—	9,651,294
Construction Materials	—	27,111	—	27,111
Consumer Finance	8,983,213	—	—	8,983,213
Consumer Staples Distribution & Retail	10,198,842	8,836,706	—	19,035,548
Diversified Consumer Services	521,805	61,644	—	583,449
Diversified Telecommunication Services	—	3,458,873	—	3,458,873
Electric Utilities	4,719,950	3,182,994	—	7,902,944
Electrical Equipment	950,208	13,259,147	—	14,209,355
Electronic Equipment, Instruments & Components	2,614,850	4,585,346	—	7,200,196
Energy Equipment & Services	2,558,595	107,738	—	2,666,333
Entertainment	76,088	170,131	—	246,219
Financial Services	20,396,004	824,854	—	21,220,858
Food Products	6,941,179	6,574,166	—	13,515,345
Gas Utilities	—	149,898	—	149,898
Ground Transportation	3,148,483	—	—	3,148,483
Health Care Equipment & Supplies	13,695,324	78,061	—	13,773,385
Health Care Providers & Services	28,955,303	320,804	—	29,276,107
Health Care Technology	467,407	—	—	467,407
Hotel & Resort REITs	175	—	—	175
Hotels, Restaurants & Leisure	7,259,267	6,004,073	—	13,263,340
Household Durables	—	894,262	—	894,262
Household Products	2,076,416	—	—	2,076,416
Independent Power and Renewable Electricity Producers	691,478	82,357	—	773,835
Industrial Conglomerates	10,913,985	9,324,846	—	20,238,831
Industrial REITs	—	1,280,878	—	1,280,878
Insurance	24,904,433	8,137,052	—	33,041,485
Interactive Media & Services	32,160,039	8,362,761	—	40,522,800
IT Services	19,935,456	944,863	—	20,880,319
Leisure Products	—	248,519	—	248,519
Life Sciences Tools & Services	8,404,672	528,467	—	8,933,139
Machinery	12,399,070	4,872,395	—	17,271,465
Marine Transportation	—	1,130,983	—	1,130,983
Media	7,183,217	16,612	—	7,199,829
Metals & Mining	8,264,384	9,657,655	—	17,922,039
Multi-Utilities	392,842	3,881,541	—	4,274,383
Oil, Gas & Consumable Fuels	29,173,131	3,871,432	—	33,044,563
Paper & Forest Products	296,714	—	—	296,714
Passenger Airlines	—	944,136	—	944,136
Personal Care Products	492,753	4,588,430	—	5,081,183
Pharmaceuticals	26,595,568	26,758,249	—	53,353,817
Professional Services	3,611,062	9,760,393	—	13,371,455
Real Estate Management & Development	1,356,944	9,558,212	7,421	10,922,577
Retail REITs	511,286	188,472	—	699,758
Semiconductors & Semiconductor Equipment	32,434,551	18,800,593	—	51,235,144
Software	56,281,821	6,627,027	—	62,908,848
Specialized REITs	2,361,173	—	—	2,361,173
Specialty Retail	15,024,252	3,932,189	—	18,956,441
Technology Hardware, Storage & Peripherals	56,231,479	2,427,080	—	58,658,559
Textiles, Apparel & Luxury Goods	5,000,526	10,979,153	—	15,979,679
Trading Companies & Distributors	181,077	327,562	—	508,639
Transportation Infrastructure	481,702	22,221	—	503,923
Water Utilities	355,959	928,006	—	1,283,965
Wireless Telecommunication Services	499,799	2,182,502	—	2,682,301
Corporate Bonds	—	309,622,191	—	309,622,191

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Balanced Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Investment Companies	$32,930,545	$—	$—	$32,930,545
Preferred Securities	3,247,209	—	—	3,247,209
U.S. Government Sponsored Agency Securities	—	129,652,422	—	129,652,422
U.S. Treasury Obligations	—	150,597,232	—	150,597,232
Short-Term Securities
Money Market Funds	23,714,417	—	—	23,714,417
U.S. Treasury Obligations	—	32,041,683	—	32,041,683
Liabilities
TBA Sale Commitments	—	(886,598)	—	(886,598)

	$637,599,014	$898,360,878	$7,421	$1,535,967,313

Derivative Financial Instruments(a)
Assets
Equity Contracts	$245,026	$—	$—	$245,026
Foreign Currency Exchange Contracts	—	367,962	—	367,962
Interest Rate Contracts	184,200	—	—	184,200
Liabilities
Credit Contracts	—	(566,729)	—	(566,729)
Equity Contracts	(1,983,247)	(395,656)	—	(2,378,903)
Foreign Currency Exchange Contracts	—	(214,299)	—	(214,299)
Interest Rate Contracts	(513,794)	—	—	(513,794)

	$(2,067,815)	$(808,722)	$—	$(2,876,537)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

May 31, 2023

BlackRock Sustainable Balanced Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)	$1,480,208,949
Investments, at value — affiliated(b)	56,644,962
Cash pledged:
Collateral — TBA commitments	307,000
Futures contracts	6,213,991
Centrally cleared swaps	2,032,000
Foreign currency, at value(c)	2,058,913
Receivables:
Investments sold	7,579,531
TBA sale commitments	884,523
Capital shares sold	1,684,922
Dividends — unaffiliated	2,702,537
Dividends — affiliated	94,472
Interest — unaffiliated	3,606,598
Variation margin on futures contracts	635,544
Unrealized appreciation on forward foreign currency exchange contracts	367,962
Prepaid expenses	74,340

Total assets	1,565,096,244

LIABILITIES
Bank overdraft	600,000
Cash received:
Collateral — OTC derivatives	870,000
TBA sale commitments at value(d)	886,598
Payables:
Investments purchased	51,200,046
Capital shares redeemed	2,791,637
Investment advisory fees	1,032,211
Directors’ and Officer’s fees	3,534
Other accrued expenses	310,592
Professional fees	15,095
Service and distribution fees	261,826
Variation margin on futures contracts	631,800
Variation margin on centrally cleared swaps	825,384
Unrealized depreciation on:
Forward foreign currency exchange contracts	214,299
OTC swaps	395,656

Total liabilities	60,038,678

NET ASSETS	$1,505,057,566

NET ASSETS CONSIST OF:
Paid-in capital	$1,455,285,189
Accumulated earnings	49,772,377

NET ASSETS	$1,505,057,566

(a) Investments, at cost — unaffiliated	$1,387,473,790
(b) Investments, at cost — affiliated	$58,822,053
(c) Foreign currency, at cost	$2,107,833
(d) Proceeds from TBA sale commitments	$884,523

F I N A N C I A L S T A T E M E N T S	27

Statement of Assets and Liabilities (continued)

May 31, 2023

BlackRock Sustainable Balanced Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$490,718,849

Shares outstanding	21,129,626

Net asset value	$23.22

Shares authorized	400 million

Par value	$0.10

Investor A

Net assets	$844,572,741

Shares outstanding	36,644,977

Net asset value	$23.05

Shares authorized	200 million

Par value	$0.10

Investor C
Net assets	$88,602,809

Shares outstanding	4,708,180

Net asset value	$18.82

Shares authorized	200 million

Par value	$0.10

Class K

Net assets	$70,917,959

Shares outstanding	3,052,308

Net asset value	$23.23

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$10,245,208

Shares outstanding	499,300

Net asset value	$20.52

Shares authorized	500 million

Par value	$0.10

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

May 31, 2023

BlackRock Sustainable Balanced Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$21,294,745
Dividends — affiliated	2,245,702
Interest — unaffiliated	21,520,156
Securities lending income — affiliated — net	34,439
Foreign taxes withheld	(1,212,285)

Total investment income	43,882,757

EXPENSES
Investment advisory	6,391,097
Service and distribution — class specific	3,131,459
Transfer agent — class specific	1,145,744
Custodian	218,237
Professional	180,948
Registration	152,873
Accounting services	119,094
Printing and postage	91,511
Directors and Officer	20,238
Miscellaneous	48,445

Total expenses	11,499,646
Less:
Fees waived and/or reimbursed by the Manager	(205,358)

Total expenses after fees waived and/or reimbursed	11,294,288

Net investment income	32,588,469

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(28,787,565)
Investments — affiliated	(10,417,076)
Futures contracts	13,539,657
Forward foreign currency exchange contracts	115,560
Foreign currency transactions	(61,379)
Swaps	(9,889,961)

(35,500,764)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,410,013
Investments — affiliated	636,435
Futures contracts	(4,505,738)
Forward foreign currency exchange contracts	177,854
Foreign currency translations	(69,036)
Swaps	6,973,836

5,623,364

Net realized and unrealized loss	(29,877,400)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,711,069

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets

	BlackRock Sustainable Balanced Fund, Inc.

	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$32,588,469	$10,762,244	$10,908,009
Net realized gain (loss)	(35,500,764)	5,857,740	217,515,757
Net change in unrealized appreciation (depreciation)	5,623,364	(106,551,322)	46,066,694

Net increase (decrease) in net assets resulting from operations	2,711,069	(89,931,338)	274,490,460

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(19,293,205)	(77,221,254)	(24,269,626)
Investor A	(31,746,349)	(111,883,846)	(30,500,926)
Investor C	(4,159,590)	(17,181,797)	(4,954,528)
Class K	(2,592,592)	(8,479,663)	(2,474,683)
Class R	(411,460)	(1,542,874)	(501,960)

Decrease in net assets resulting from distributions to shareholders	(58,203,196)	(216,309,434)	(62,701,723)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(108,277,844)	135,227,933	146,398,629

NET ASSETS
Total increase (decrease) in net assets	(163,769,971)	(171,012,839)	358,187,366
Beginning of period	1,668,827,537	1,839,840,376	1,481,653,010

End of period	$1,505,057,566	$1,668,827,537	$1,839,840,376

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc.

	Institutional
	Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$23.94		$28.28		$24.89		$23.32		$23.95		$26.09

Net investment income(a)	0.53		0.19		0.23		0.33		0.48		0.47
Net realized and unrealized gain (loss)	(0.40)		(1.27)		4.22		2.47		0.52		1.89

Net increase (decrease) from investment operations	0.13		(1.08)		4.45		2.80		1.00		2.36

Distributions(b)
From net investment income	(0.13)		(0.11)		(0.24)		(0.37)		(0.41)		(0.47)
From net realized gain	(0.72)		(3.15)		(0.82)		(0.86)		(1.22)		(4.03)

Total distributions	(0.85)		(3.26)		(1.06)		(1.23)		(1.63)		(4.50)

Net asset value, end of period	$23.22		$23.94		$28.28		$24.89		$23.32		$23.95

Total Return(c)
Based on net asset value	0.83%		(4.88	)%(d)	18.30%		12.35%		5.16%		10.14%

Ratios to Average Net Assets(e)
Total expenses	0.55%		0.71	%(f)(g)	0.75	%(h)	0.78	%(i)	0.80%		0.91%

Total expenses after fees waived and/or reimbursed	0.54%		0.50	%(f)(g)	0.50	%(h)	0.52	%(i)	0.53%		0.62%

Net investment income	2.34%		1.08	%(f)(g)	0.85	%(h)	1.42	%(i)	2.11%		1.97%

Supplemental Data
Net assets, end of period (000)	$490,719		$554,201		$666,819		$568,977		$488,105		$427,511

Portfolio turnover rate of the Fund	152	%(j)	296	%(k)	—	%(k)	—	%(k)	4	%(k)	140	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		459%		556%		574%		734%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Advantage Large Cap Core Portfolio and the Master Total Return Portfolio (the “Master Portfolios”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18
Portfolio turnover rate (excluding MDRs)	117%	$	N/A	161%	274%	241%	350%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Investor A
	Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$23.79		$28.14		$24.78		$23.22		$23.86		$26.00

Net investment income(a)	0.47		0.15		0.16		0.27		0.41		0.40
Net realized and unrealized gain (loss)	(0.38)		(1.27)		4.20		2.46		0.52		1.89

Net increase (decrease) from investment operations	0.09		(1.12)		4.36		2.73		0.93		2.29

Distributions(b)
From net investment income	(0.11)		(0.08)		(0.18)		(0.31)		(0.35)		(0.40)
From net realized gain	(0.72)		(3.15)		(0.82)		(0.86)		(1.22)		(4.03)

Total distributions	(0.83)		(3.23)		(1.00)		(1.17)		(1.57)		(4.43)

Net asset value, end of period	$23.05		$23.79		$28.14		$24.78		$23.22		$23.86

Total Return(c)
Based on net asset value	0.63%		(5.06	)%(d)	17.98%		12.08%		4.84%		9.86%

Ratios to Average Net Assets(e)
Total expenses	0.80%		0.95	%(f)(g)	1.01	%(h)	1.04	%(i)	1.07	%(i)	1.20	%(h)

Total expenses after fees waived and/or reimbursed	0.79%		0.75	%(f)(g)	0.76	%(h)	0.79	%(i)	0.80	%(i)	0.91	%(h)

Net investment income	2.09%		0.84	%(f)(g)	0.59	%(h)	1.15	%(i)	1.83	%(i)	1.68	%(h)

Supplemental Data
Net assets, end of period (000)	$844,573		$922,198		$952,967		$737,708		$594,909		$528,701

Portfolio turnover rate of the Fund	152	%(j)	296	%(k)	—	%(k)	—	%(k)	4	%(k)	140	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		459%		556%		574%		734%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18
Portfolio turnover rate (excluding MDRs)	117%	N/A	161%	274%	241%	350%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Investor C
	Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$19.67		$23.81		$21.15		$20.00		$20.79		$23.21

Net investment income (loss)(a)	0.24		0.01		(0.04)		0.08		0.21		0.19
Net realized and unrealized gain (loss)	(0.33)		(1.01)		3.57		2.10		0.43		1.67

Net increase (decrease) from investment operations	(0.09)		(1.00)		3.53		2.18		0.64		1.86

Distributions(b)
From net investment income	(0.04)		—		(0.05)		(0.17)		(0.21)		(0.25)
From net realized gain	(0.72)		(3.14)		(0.82)		(0.86)		(1.22)		(4.03)

Total distributions	(0.76)		(3.14)		(0.87)		(1.03)		(1.43)		(4.28)

Net asset value, end of period	$18.82		$19.67		$23.81		$21.15		$20.00		$20.79

Total Return(c)
Based on net asset value	(0.18)%		(5.49	)%(d)	17.07%		11.20%		4.09%		9.03%

Ratios to Average Net Assets(e)
Total expenses	1.56%		1.72	%(f)(g)	1.78	%(h)	1.80	%(i)	1.83%		1.95%

Total expenses after fees waived and/or reimbursed	1.55%		1.52	%(f)(g)	1.52	%(h)	1.55	%(i)	1.56%		1.66%

Net investment income (loss)	1.33%		0.07	%(f)(g)	(0.17	)%(h)	0.41	%(i)	1.07%		0.93%

Supplemental Data
Net assets, end of period (000)	$88,603		$110,628		$134,700		$126,159		$125,584		$103,756

Portfolio turnover rate of the Fund	152	%(j)	296	%(k)	—	%(k)	—	%(k)	4	%(k)	140	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		459%		556%		574%		734%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18
Portfolio turnover rate (excluding MDRs)	117%	N/A	161%	274%	241%	350%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Class K
	Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$23.94		$28.28		$24.89		$23.32		$23.95		$23.61

Net investment income(b)	0.54		0.20		0.25		0.34		0.49		0.33
Net realized and unrealized gain (loss)	(0.39)		(1.27)		4.22		2.47		0.52		0.25

Net increase (decrease) from investment operations	0.15		(1.07)		4.47		2.81		1.01		0.58

Distributions(c)
From net investment income	(0.14)		(0.12)		(0.26)		(0.38)		(0.42)		(0.24)
From net realized gain	(0.72)		(3.15)		(0.82)		(0.86)		(1.22)		—

Total distributions	(0.86)		(3.27)		(1.08)		(1.24)		(1.64)		(0.24)

Net asset value, end of period	$23.23		$23.94		$28.28		$24.89		$23.32		$23.95

Total Return(d)
Based on net asset value	0.91%		(4.84	)%(e)	18.36%		12.42%		5.23%		2.46	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.49%		0.64	%(g)(h)	0.69	%(i)	0.72	%(j)	0.73%		0.81	%(g)

Total expenses after fees waived and/or reimbursed	0.47%		0.44	%(g)(h)	0.44	%(i)	0.46	%(j)	0.46%		0.51	%(g)

Net investment income	2.41%		1.15	%(g)(h)	0.90	%(i)	1.47	%(j)	2.15%		2.07	%(g)

Supplemental Data
Net assets, end of period (000)	$70,918		$70,740		$72,222		$36,970		$21,901		$8,283

Portfolio turnover rate of the Fund	152	%(k)	296	%(l)	—	%(l)	—	%(l)	4	%(l)	140	%(l)(m)

Portfolio turnover rate of the Master Total Return Portfolio(k)	N/A		N/A		459%		556%		574%		734	%(m)

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		111%		99%		151%		148	%(m)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(k)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18
Portfolio turnover rate	117%	N/A	161%	274%	241%	350%

(l)	Excludes transactions in the Master Portfolios.
(m)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Class R
	Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$21.32		$25.55		$22.59		$21.27		$22.00		$24.30

Net investment income(a)	0.34		0.07		0.05		0.17		0.31		0.29
Net realized and unrealized gain (loss)	(0.35)		(1.12)		3.83		2.24		0.46		1.77

Net increase (decrease) from investment operations	(0.01)		(1.05)		3.88		2.41		0.77		2.06

Distributions(b)
From net investment income	(0.07)		(0.03)		(0.10)		(0.23)		(0.28)		(0.33)
From net realized gain	(0.72)		(3.15)		(0.82)		(0.86)		(1.22)		(4.03)

Total distributions	(0.79)		(3.18)		(0.92)		(1.09)		(1.50)		(4.36)

Net asset value, end of period	$20.52		$21.32		$25.55		$22.59		$21.27		$22.00

Total Return(c)
Based on net asset value	0.24%		(5.32	)%(d)	17.56%		11.67%		4.47%		9.51%

Ratios to Average Net Assets(e)
Total expenses	1.19%		1.35	%(f)(g)	1.39	%(h)	1.40	%(i)	1.41	%(i)	1.55	%(h)

Total expenses after fees waived and/or reimbursed	1.18%		1.14	%(f)(g)	1.13	%(h)	1.15	%(i)	1.14	%(i)	1.26	%(h)

Net investment income	1.71%		0.44	%(f)(g)	0.21	%(h)	0.82	%(i)	1.50	%(i)	1.33	%(h)

Supplemental Data
Net assets, end of period (000)	$10,245		$11,061		$13,132		$11,840		$11,833		$14,363

Portfolio turnover rate of the Fund	152	%(j)	296	%(k)	—	%(k)	—	%(k)	4	%(k)	140	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		459%		556%		574%		734%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18
Portfolio turnover rate (excluding MDRs)	117%	N/A	161%	274%	241%	350%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Sustainable Balanced Fund, Inc. (the “Fund”) (formerly known as BlackRock Balanced Capital Fund, Inc.) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Directors of the Fund is referred to throughout this report as the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On November 9, 2021, the Board approved the repurpose of BlackRock Balanced Capital Fund, Inc. to BlackRock Sustainable Balanced Fund, Inc., including certain changes to the Fund’s investment strategy and investment process. As part of the repurpose, the Fund redeemed its investments in Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio (the “Master Portfolios”) and began to operate as a stand-alone fund holding individual securities. The Fund’s name change and certain changes to the Fund’s investment strategy and investment process were effective April 8, 2022. The change into a stand-alone structure did not result in a change in net assets of the Fund and did not create a taxable event for the Fund or its shareholders.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Mortgage-Backed Securities: For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will

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Notes to Financial Statements  (continued)

either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $250 million	0.500%
$250 million — $300 million	0.450
$300 million — $400 million	0.425
Greater than $400 million	0.400

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

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Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total
Service and distribution — class specific	$2,137,060	$942,245	$52,154	$3,131,459

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Reimbursed amounts	$11,830	$23,765	$5,307	$183	$132	$41,217

For the year ended May 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent — class specific	$371,772	$656,721	$85,791	$8,982	$22,478	$1,145,744

Other Fees: For the year ended May 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $18,194.

For the year ended May 31, 2023, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$52,412
Investor C	7,900

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2023, the amount waived was $56,029.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2023, the Manager waived $149,329 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2023, the Fund retained 81% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2023, the Fund paid BIM $7,961 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2023, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended May 31, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$ 132,337,938	$106,950,955	$ 1,068,924

7.	PURCHASES AND SALES

For the year ended May 31, 2023, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$2,203,777,751	$2,178,886,973
U.S. Government Securities	13,262,868	—

For the year ended May 31, 2023, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales
Mortgage Dollar Rolls	$496,050,779	$496,241,091

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	05/31/23	05/31/22	09/30/21(a)
Ordinary income	$7,866,714	$100,570,208	$34,494,881
Long-term capital gains	50,336,482	115,739,226	28,206,842

	$ 58,203,196	$ 216,309,434	$ 62,701,723

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of May 31, 2023, the tax components of accumulated net earnings were as follows:

Fund Name	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BlackRock Sustainable Balanced Fund, Inc.	$31,429,409	$(54,818,765)	$73,161,733	$49,772,377

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and future contracts, the accounting for swap agreements the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of partnership income.

As of May 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Sustainable Balanced Fund, Inc.	$1,463,445,415	$156,739,052	$(83,607,360)	$73,131,692

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21

Share Class	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,690,009	$82,206,783	2,860,491	$76,240,573	5,009,623	$135,303,668
Shares issued in reinvestment of distributions	772,297	16,650,714	2,582,741	68,225,321	800,169	20,675,199
Shares redeemed	(6,484,014)	(144,454,005)	(5,872,168)	(150,937,457)	(5,087,561)	(138,660,334)

	(2,021,708)	$(45,596,508)	(428,936)	$(6,471,563)	722,231	$17,318,533

Investor A
Shares sold	5,277,214	$116,576,146	6,008,063	$159,907,496	8,487,976	$229,471,691
Shares issued in reinvestment of distributions	1,386,573	29,742,002	3,979,236	104,571,973	1,096,073	28,118,598
Shares redeemed	(8,775,357)	(194,169,913)	(5,100,234)	(133,138,638)	(5,489,051)	(147,513,575)

	(2,111,570)	$(47,851,765)	4,887,065	$131,340,831	4,094,998	$110,076,714

Investor C
Shares sold	724,480	$13,314,250	668,472	$14,768,020	1,535,210	$34,781,850
Shares issued in reinvestment of distributions	228,653	4,031,154	763,219	16,622,911	222,547	4,827,089
Shares redeemed	(1,870,281)	(33,980,749)	(1,463,201)	(31,781,202)	(2,066,194)	(47,084,772)

	(917,148)	$(16,635,345)	(31,510)	$(390,271)	(308,437)	$(7,475,833)

Class K
Shares sold	1,160,934	$26,041,904	484,536	$12,692,480	1,390,844	$35,813,103
Shares issued in reinvestment of distributions	119,912	2,585,299	320,270	8,451,918	95,328	2,465,567
Shares redeemed	(1,183,184)	(26,410,002)	(403,961)	(10,452,779)	(417,600)	(11,318,795)

	97,662	$2,217,201	400,845	$10,691,619	1,068,572	$26,959,875

Class R
Shares sold	84,184	$1,678,714	60,860	$1,461,492	221,456	$5,282,315
Shares issued in reinvestment of distributions	21,475	411,459	65,432	1,542,895	21,621	501,903
Shares redeemed	(125,080)	(2,501,600)	(121,622)	(2,947,070)	(253,111)	(6,264,878)

	(19,421)	$(411,427)	4,670	$57,317	(10,034)	$(480,660)

	(4,972,185)	$(108,277,844)	4,832,134	$135,227,933	5,567,330	$146,398,629

As of May 31, 2023, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 8,471 Class K Shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Sustainable Balanced Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Sustainable Balanced Fund, Inc. (the “Fund”), including the schedule of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from October 1, 2021 through May 31, 2022 and for the year ended September 30, 2021, the financial highlights for the year then ended, for the period from October 1, 2021 through May 31, 2022, and for each of the four years in the period ended September 30, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period from October 1, 2021 through May 31, 2022, and for the year ended September 30, 2021, and the financial highlights for the year then ended, for the period from October 1, 2021 through May 31, 2022, and for each of the four years in the period ended September 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	47

Important Tax Information  (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated is qualified dividend income for individuals for the fiscal year ended May 31, 2023:

Fund Name	Qualified Dividend Income

BlackRock Sustainable Balanced Fund, Inc.	$18,443,684

The Fund hereby designate the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2023:

Fund Name	Long-Term Capital Gain

BlackRock Sustainable Balanced Fund, Inc.	$ 50,336,515

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended May 31, 2023:

Fund Name	Federal Obligation Interest

BlackRock Sustainable Balanced Fund, Inc.	$4,468,259

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Sustainable Balanced Fund, Inc.	58.91%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2023:

Fund Name	Interest Dividends

BlackRock Sustainable Balanced Fund, Inc.	$15,831,174

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2023:

Fund Name	Interest-Related Dividends

BlackRock Sustainable Balanced Fund, Inc.	$15,831,174

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Sustainable Balanced Fund, Inc. (the “Fund”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	49

Disclosure of Investment Advisory Agreement  (continued)

A: Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B: The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, first and first quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period. The Board also noted that effective April 8, 2022, the Fund had undergone a change in its investment strategy and in that connection had changed its name from BlackRock Balanced Capital Fund, Inc. to BlackRock Sustainable Balanced Fund, Inc.

C: Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels.

D: Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E: Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	51

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 167 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 167 Portfolios	None

Collette Chilton 1958	Director (Since 2019)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 167 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 167 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)

Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 167 Portfolios	None

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 167 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 167 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2015)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 167 Portfolios	None

Kenneth L. Urish 1951	Director (Since 2019)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 167 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	53

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Director (Since 2019)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 167 Portfolios	None

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Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares businesses from 2012 to 2016.

			98 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc.,50 Hudson Yards, New York, NY 10001.

(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	55

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Director of the Fund. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Fund.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	57

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

DAC	Designated Activity Co.

ETF	Exchange-Traded Fund

LP	Limited Partnership

MTN	Medium-Term Note

NVS	Non-Voting Shares

OTC	Over-the-Counter

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

TBA	To-be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	59

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BC-5/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]

BlackRock Sustainable Balanced Fund, Inc.	$23,868	$22,950	$4,044	$213	$25,200	$19,200	$218	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,154,000	$2,098,000
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2022 whereby this fiscal year consists of the eight months ended May 31, 2022.
[4]

Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant, which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax

Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Sustainable Balanced Fund, Inc.	$29,462	$19,413

[1]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2022, whereby this fiscal year consists of the eight months ended May 31, 2022.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End[1]
$2,154,000	$2,098,000

[1]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2022, whereby this fiscal year consists of the eight months ended May 31, 2022.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedules of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Sustainable Balanced Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Sustainable Balanced Fund, Inc.

Date: July 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Sustainable Balanced Fund, Inc.

Date: July 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Sustainable Balanced Fund, Inc.

Date: July 21, 2023